File Nos. 333-283464
811-24014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 1	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 13	[X]
USL Separate Account RS
(Exact Name of Registered Separate Account)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
(Name of Insurance Company)
1133 Avenue of the Americas, 33rd Floor, New York, NY 10036
(Address of Insurance Company’s Principal Offices) (Zip Code)
Insurance Company’s Telephone Number, including Area Code: (713) 831-3575
Johnpaul S. Van Maele
The United States Life Insurance Company in the City of New York
2919 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: Units of interest in USL Separate Account RS of The United States Life Insurance Company in the City of New York under variable annuity contracts.

Portfolio Director® NY
Prospectus
For Series 1.00 to 12.00
Units of Interest Under Group and Individual Variable Deferred Annuity Contracts With Fixed Funding
Issued By
The United States Life Insurance Company in the City of New York
In Connection With
USL Separate Account RS
May 1, 2026
The United States Life Insurance Company in the City of New York (“USL” or the “Company”) offers certain series of Portfolio Director NY (“Portfolio Director”) comprising group and individual variable deferred annuity contracts for Participants who receive certificates or contracts in certain employer-sponsored qualified retirement plans . Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan (together with certificates and contracts of qualified retirement plans, the "Contracts"). The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Investment Options described in this prospectus. If your Contract is part of your employer’s retirement program, that program will describe which Variable Investment Options are available to you. A Contract that is a tax-deferred annuity that is part of your employer’s retirement plan may have Variable Investment Options that are invested in Portfolio Companies available to the public. If your Contract is a tax-deferred, non-qualified annuity that is not part of your employer's retirement plan, those Variable Investment Options that are invested in Portfolio Companies available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract. Please see Appendix A of this prospectus for more information about the Variable Investment Options available within this Contract.
Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in USL Separate Account RS (“Separate Account”) are paid from our General Account, which is the Company’s account and includes any amounts you allocate to Fixed Account Options including any interest credited thereon. Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength, claims-paying ability and our long-term ability to make such payments.
This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various Investment Options and benefits. Please read and retain this prospectus for future reference.
The Contract is a complex investment and involves risks that may cause the value of the Contract Owner’s investment to fluctuate including a potential loss of principal. When the Contracts are surrendered, the value may be higher or lower than the Purchase Payments. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable.
This prospectus describes eight (8) different Classes of the Contract. There are differences among the Classes with respect to surrender charges, other fees and charges, restrictions, and features and certain Classes may not be available in your state. Each Class is offered to certain group plans or through certain markets. We refer to these Classes as “series” in the Contract and in marketing materials. For more information about the series available within this Contract, see “General Information – About the Series” below.
The owner of a group Contract (meaning an employer purchasing the Contract for a retirement plan) or the owner of an individual Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
USL may limit, refuse to accept or cease accepting Purchase Payments in the Contract or in a Fixed Account Option with advance notice. This means that you would no longer be able increase your Contact value, death benefit, or any living benefits through Purchase Payments. See “Variable Investment Options and Fixed Account Options” below.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “USL” mean The United States Life Insurance Company in the City of New York and the words “you” and “your” mean the Participant, or the individual purchasing an individual Contract.
Other specific terms we use in this prospectus are:
Account Value — the total sum of your Fixed Account Options and/or Variable Investment Options that has not yet been applied to your annuity payments.
Advisory Program — the investment advice service provided by your Investment Adviser. Guided Portfolio Services® (“GPS”) is an advisory service offered by VFA, a registered investment adviser and our affiliate. A separate investment advisory fee and agreement are required for this service, if available under an employer’s retirement plan. You should ask VFA or your financial professional about any fees charged for investment advice provided.
Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.
Annuity Service Center —Retirement Services Center, P.O. Box 15648, Amarillo, Texas 79105.
Assumed Investment Rate — the rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Investment Option.
Beneficiary — the individual designated to receive the death benefit or Payout Payments upon the death of the Annuitant.
Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern Time. Business Days do not include U.S. holidays or other days when the NYSE is closed.
Code — the Internal Revenue Code of 1986, as amended.
Contract Owner — the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.
Division — the portion of the Separate Account invested in a particular Portfolio Company. Each Division is a subaccount of USL Separate Account RS.
Fixed Account Option — an account, where available, in which you may invest and is guaranteed to earn at least a minimum rate of interest while invested and an obligation of USL’s General Account.
Home Office — located at 1133 Avenue of the Americas, 33rd Floor, New York, NY 10036.
Investment Adviser — the investment adviser that you have engaged to provide services as part of an Advisory Program. We only support Advisory Programs that are offered through our affiliate, VFA, a registered investment adviser. There are typically advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.
USL is not a registered investment adviser and does not provide any investment advice under the Advisory Program.
Market Close — the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.
Net Purchase Payments — the total sum of Purchase Payments minus withdrawals and charges.
Participant — the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.
Participant Year — a 12-month period starting with the issue date of a Participant’s Contract certificate and each anniversary of that date.
Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period.
Payout Period — the time when you begin to withdraw your money in Payout Payments. It may also be called the “Annuity Period.”
Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Investment Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Investment Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the USL Separate Account RS Division.
Platform Charge — a fee we charge in order to make certain underlying Portfolio Companies available as an Investment Option under the Contract.
Portfolio Company — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in USL Separate Account RS. Also referred to as Mutual Fund or Fund.
Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to USL.
Purchase Payments — an amount of money you or your employer pay to USL to receive the benefits of a Contract.
Purchase Period — the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). It also may be called the “Accumulation Period.”
Purchase Unit — a unit of interest owned by you in your Variable Investment Option.
Statement of Additional Information or SAI — a supplementary document that provides additional information about your

Contract. This document is not part of the prospectus and should be read only in conjunction with the prospectus for your Contract.
Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.
USL Separate Account RS or Separate Account — a segregated asset account established by USL under the New York Insurance
Law. The purpose of the USL Separate Account RS is to receive and invest your Purchase Payments and Account Value in the Variable Investment Option(s), if selected.
Variable Investment Option — investment options that correspond to Separate Account Divisions available under the Contracts.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s Investment Options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Investment Options.
The Contract is primarily used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract. Nonqualified Contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.
If you are enrolled in an Advisory Program, Advisory Program fees deducted from your Contract may reduce the death benefit and any other guaranteed benefit and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. Please see Advisory Program in the “Benefits Available Under the Contract” section later in this prospectus.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available Investment Options to help you build assets on a tax-deferred basis. The available Investment Options may include:
•
Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Portfolio Company. The Portfolio Companies have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Portfolio Company is provided in an appendix to this prospectus. Please see APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the Investment Options you choose. You may transfer money between Investment Options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit, as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive Payout Payments on a variable or fixed basis, or a combination of both. If the Payout Payments are made on a fixed basis, the dollar amount of each payment will be the same. If the Payout Payments are made on a variable basis, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Contract Series. This prospectus describes eight (8) different Classes of the Contract, which we call series. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features and certain series may not be available in your state. Each series is offered to certain group plans or through certain markets.
Retirement Plan Terms and Conditions. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.

Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If withdrawals are made from the Contract, you may have to pay a surrender charge and/or federal and state income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. Money can be transferred between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you participate in the Contract through a tax-qualified plan.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has a standard death benefit for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
•
Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
•
No Charge Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges, subject to certain requirements related to the duration and amount of the automatic withdrawals.
•
Loans. Tax-free loans may be taken under tax-qualified Contracts (other than IRAs), providing additional access to your money in the Fixed Account Options. You will incur interest on an outstanding loan. Loans are subject to restrictions, including a $1,000 minimum loan amount. You may not be able to take a loan under your Contract. We may charge up to $75 for a loan application fee for each loan if permissible by your state.
•
Guided Portfolio Services®. The GPS Portfolio Manager Program is the Advisory Program offered by our affiliated registered investment adviser, VALIC Financial Advisors, Inc. (“VFA”), to help manage your Account Value. VFA offers the Advisory Program through its investment adviser representatives. It is an advice and asset management program offered to individuals in connection with their participation in the Contract. A separate investment advisory fee and agreement with VFA is required for this service, if available under an employer’s retirement plan. More information about the GPS Portfolio Manager Program may be requested by contacting VFA at 866-544-4968 or it is also available free of charge on our website at www.corebridgefinancial.com/rs/prospectus-and-reports/vfa-form-adv-materials

Key Information

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawals?
Yes. Your Contract may be subject to surrender charges depending on the series of Contract:
•Series 1, 5, 7, and 9. If you withdraw money under the Contract within five years of making a Purchase Payment, you may be assessed a surrender charge of up to 5%, either as a percentage of the amount withdrawn or as a percentage of Purchase Payments made during the last five years, whichever is less.
•Series 2, 6, 11, and 12. No surrender charge.
For example, if you own a series 1, 5, 7, or 9 Contract and make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment and such surrender charge may be greater if subject to taxes or tax penalties. No surrender charges would apply to Contracts in the other series.
In the State of New York, charges for early withdrawals will be calculated as
Last In, First Out for certificates of group Contracts and First in, First Out for individual Contracts.
Fee Table Charges and Adjustments – Surrender Charge
Are There Transaction Charges?
Yes. In addition to surrender charges (if applicable), you may also be charged for other transactions.
•In certain states, you may be subject to a loan application fee and loan interest if you request a loan under the Contract.
•Under a series 11 contract, if you transfer amounts from the Fixed Account
Plus option to another Investment Option under the Contract (or another funding entity) in excess of the annual limit, you may be subject to a charge of 5% on the excess amount transferred.
•There may also be taxes on Purchase Payments.
Fee Table Charges and Adjustments

FEES AND EXPENSES	Location in Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The fees and expenses do not reflect any advisory fees paid to an investment adviser from the Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher. Interest on Contract loans is not reflected below.
				Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract[1] (varies by Contract Class)	1.00%	1.01%
	Portfolio Company fees and expenses[2]	0.20%	1.18%
1 As a percentage of average daily net asset value allocated to a Variable
Investment Option, plus for the Maximum charge, an amount attributable to the annual variable investment option maintenance charge, which is applicable to series 1 and 9 only.
2 As a percentage of Portfolio Company net assets, plus any applicable amounts deemed to be Platform Charge.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,223	Highest Annual Cost: $2,226
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charges or advisory fees
•No Purchase Payments, transfers,
or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes, optional
benefits, and Portfolio Company
fees and expenses
•No sales charges or advisory fees
•No Purchase Payments, transfers,
or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
•No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Amounts withdrawn from series  1, 5, 7, or 9 Contract may result in surrender charges, taxes and tax penalties. Surrender charges could significantly reduce the amount that you receive upon taking a withdrawal.
Withdrawals may also reduce or terminate Contract guarantees and may result in taxes and tax penalties.
•If you select the Fixed Account Plus option for investment, your ability to transfer amounts from that option is subject to an annual limit. It may take several years to transfer all amounts from the Fixed Account Plus option.
Under a series 11 Contract, if you transfer amounts from the Fixed Account
Plus option in excess of that annual limit (including withdrawals from the
Fixed Account Plus option for the purpose of transferring assets to another funding entity), you may be subject to a charge.
•The benefits of tax deferral, if applicable, and long-term income mean the
Contract is generally more beneficial to investors with a long investment time horizon.

What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract.
•Each Variable Investment Option and each Fixed Account Option has its own unique risks.
•You should review the Variable Investment Options and Fixed Account
Options before making an investment decision.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us, USL. Any obligations (including under any Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of USL. If we experience financial distress, we may not be able to meet our obligations to you. More information about us is available upon request by calling
1-800-448-2542 or visiting www.corebridgefinancial.com/rs.

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
•Yes. There are restrictions that may limit the Variable Investment Options and Fixed Account Options that you may choose a well as limitations on the transfer of the contract value among the Variable Investment Options and Fixed Account Options. Some in-plan deferred compensation plans may restrict investment in Public Funds. If your Contract is a tax-deferred, non-qualified annuity that is not part of your employer’s plan, Variable
Investment Options investing in a Public Fund will not be available to you.
•You may transfer funds between the Investment Options, subject to certain restrictions.
•If you are enrolled in an Advisory Program, you are personally prohibited from making transfers among Investment Options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the Investment Options subject to certain restrictions.
•Transfers between the Investment Options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options.
•We reserve the right to stop accepting additional Purchase Payments
Variable Investment Options and Fixed Account Options Transfers Between Investment Options
Are There any Restrictions on Contract Benefits?
•If you are participating in an Advisory Program and your Investment
Adviser’s fees are deducted from your Contract, the deduction of those fees may reduce the death benefit and any other guaranteed benefit, and may be subject to surrender charges, federal and state income taxes and a
10% federal penalty tax.
Advisory Program Taxes
TAXES
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan or an IRA, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax and may be subject to tax penalties, including if you take a withdrawal before age 59½.
Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you in the form of commissions, additional cash compensation, and non-cash compensation. We may share the revenue we earn on this
Contract with your investment professional’s firm, VFA. This conflict of interest may influence your investment professional to recommend this
Contract over another investment for which the investment professional is not compensated or compensated less.
You may determine to engage our affiliated registered investment adviser,
VFA, to provide investment advice to you for the Contract. VFA will charge an
Advisory Program Fee. We do not set your Advisory Program Fee. While USL may deduct the Advisory Program Fee from your Account Value based on instructions from VFA, we do not retain any portion of these fees. With VFA as the Investment Adviser of your Advisory Program, USL, as an affiliate of
VFA, will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, VFA’s investment professionals and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
One or more of these conflicts of interest may influence your investment professional to recommend this Contract over another investment.
Description of Insurance Company, Registered Separate Account, and Investment Options Advisory Program
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts as well as any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract or other assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from an Investment Option or the Contract, or transfer Contract value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable)
Series 1, 5, 7, and 9	5.00%(1)
Series 2, 6, 11, and 12	None
Maximum Loan Application Fee (per loan)	$75
Transfer Fee
Series 11	5.00% (2)
Other Series	None
Footnotes to Transaction Expenses
(1) The maximum surrender charge is the lesser of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in and exceptions to the surrender charge are available if certain conditions are met. In the State of New York, surrender charges will be calculated as Last In, First Out for group contracts and First In, First Out for individual contracts. See Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges and Exceptions to Surrender Charge in the “Charges and Adjustments” section.
(2) For all series, transfers from the Fixed Account Plus option are limited to 20% per Participant Year. See “Transfers Between Investment Options.” Transfers in excess of this limitation will not be permitted except under series 11 Contracts. For series 11 Contracts, transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Plus Option to another funding entity are considered “transfers” for purposes of this limitation. See Fixed Account Plus Transfer Charge (Series 11 Contracts Only) in the “Charges and Adjustments” section.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you have chosen to purchase an optional benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (also referred to as a Maintenance Charge)
Series 1 and 9	$15
Series 2, 5, 6, 7, 11, and 12	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average account value or Contract Value)	1.00%	1.01%

Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average account value)
Loan Interest Charges (as a percentage of average daily value allocated to the Fixed Account Option)	Current Annual Fee Rate
Non-ERISA Contracts(2)	3.00 – 6.00%(4)
ERISA Contracts(3)	5.50%(5)
Footnotes to Annual Contract Expenses

(1) Also referred to as “Separate Account Charges.” Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See “Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges.” The Base Contract Expenses do not reflect any applicable Platform Charges that may apply. To help you understand the cost of investing in certain Variable Investment Options, Platform Charges are reflected under “Annual Fund Expenses” in this section and in “Appendix A – Investment Options Available Under the Contract.” If Platform Charges were included in this table, current charges for certain (but not all) Variable Investment Options would be as high as 1.25%. For additional information, see Separate Account Charges in the “Charges and Adjustments” section.
(2) Contracts issued as part of a retirement plan that is not subject to The Employment Retirement Income Security Act of 1974 (ERISA) including 457 Plans and retirement plans administered by government entities and churches.
(3) Contracts issued as part of an employer-sponsored retirement plan subject to ERISA including 401(k) and certain 403(b) defined contribution plans.
(4) The Non-ERISA Loan Interest Charges will vary based on the Guaranteed Minimum Interest Rate (GMIR) on your contract. Please refer to your contract for your GMIR.
(5) The ERISA Loan Interest Charges are variable rates based upon an index prescribed under applicable state insurance rules for policy loans. Loan Interest Charges for an existing loan will not increase, but may decrease, during the term of the loan.
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum (1)	Maximum (2)
	0.20%	1.18%
Footnotes to Annual Portfolio Company Expenses
(1) The Portfolio Company with the lowest total annual fund operating expenses is the Vanguard Long-Term Treasury Fund.
(2) The Portfolio Company with the highest total annual fund operating expenses is the American Beacon Man Large Cap Growth Fund.
Examples
These Examples are intended to help you compare the cost of investing in the Variable Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Portfolio Company expenses. The Examples do not reflect any advisory fees paid to your Investment Adviser from the Contract or other assets. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The Examples assume all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in the Fixed Account Options.
The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio Company Expenses optional benefits available for an additional charge. Your actual costs may be higher or lower.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$6,852	$11,760	$16,775	$25,313
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$6,838	$11,719	$16,704	$25,181

Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$2,211	$6,824	$11,704	$25,181
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$2,226	$6,867	$ 11,775	$25,313
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$2,211	$6,824	$11,704	$25,181
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$2,211	$6,824	$11,704	$25,181
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$5,908	$8,856	$11,679	$14,734
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$5,894	$8,812	$11,606	$14,594
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,223	$3,812	$6,606	$14,594
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$1,238	$3,856	$6,679	$14,734
Series 5 and 7
1 Year	3 Years	5 Years	10 Years
$1,223	$3,812	$6,606	$14,594
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,223	$3,812	$6,606	$14,594

Principal Risks of Investing in the Contract

Market Risk. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. Amounts that you invest in the Variable Investment Options are subject to risk of poor investment performance. You assume the investment risk. Generally, if the Variable Investment Options that you select make money, your Account Value goes up, and, if they lose money, your Account Value goes down. Each Variable Investment Option’s performance depends on the performance of its underlying Portfolio Company. Each Portfolio Company has its own investment risks, and you are exposed to the Portfolio Company’s investment risk when you invest in a Variable Investment Option. You are responsible for selecting the Variable Investment Options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Early Withdrawal Risk. The Contracts are unsuitable for short-term savings. You should carefully consider the risks associated with withdrawals under the Contract. A withdrawal may reduce the value of your standard and optional benefits such as the death benefit or other guaranteed benefits. If you take a loan from your account, the amount of this loan and interest accrued therein may also reduce the value of these standard and optional benefits while (i) the loan is in the process of being paid off, (ii) if the loan is never paid off, or (iii) if you default on the loan. Additionally, your interest payments can never be recovered and, therefore, indirectly lower the contract value based on the loan you took against it. The reductions may be more than the amount withdrawn. Withdrawals may also be subject to significant surrender charges if you own a series 1, 5, 7, and 9 Contract. In addition, if you own a series 11 Contract, excess transfers from the Fixed Account Plus option (including withdrawals from the Fixed Account Plus option for the purpose of transferring assets to another Portfolio Company entity) may be subject to a charge. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% federal tax penalty. A total withdrawal (surrender) will result in the termination of your Contract or certificate. We may defer payment of withdrawals from a Fixed Account Option for up to six months when permitted by law.
Contract Benefits Risk. If you elected an optional benefit, there is a risk that you may not have chosen the benefit or benefits that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. There is a risk that any financial return of an optional benefit will ultimately be less than the amount you paid for the benefit. If you elected an optional benefit, you are likely subject to investment restrictions for as long as the benefit remains in effect and investment restrictions limit the Investment Options that are available to you and limit your ability to take certain actions under the Contract.
Insurance Company Risk. All guarantees under the Contract, including the Fixed Account Options, that are paid from our General Account are subject to risks relating to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Contract Changes Risk: Under the Contract, we reserve the right to remove or substitute Portfolio Companies as Investment Options. We additionally reserve the right to stop accepting additional Purchase Payments and impose investment restrictions or limitations on transfers including closing one or more of the Fixed Account Options to deposits or transfers and transfers among the Variable Investment Options.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon.
Group Plan Risk. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law. This may impact your ability to make Purchase Payments, request withdrawals or loans, select payout options, or take other actions under the Contract. If the Contract is being used in a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contract in this prospectus.
Deduction of Advisory Program Fee Risk. If the Advisory Program fees payable to your investment adviser are deducted from the Contract, such deductions may reduce the death benefit and other annuity benefits, decrease the Account Value allocated to the Fixed Account Options, and result in a reduction of the Purchase Units & Payout Payments. The amounts deducted from your Contract for payment of Advisory Program Fees may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax.
Loan Risk. If you take a loan under the Contract, interest will accrue on any outstanding loan amounts until they are repaid and, depending on the state, you may be required to pay a loan application fee to us.
Investment Restrictions Risk. Investment restrictions limit the Investment Options that are available to you and limit your ability to take certain actions under the Contract. The investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets in connection with certain guarantees. In turn, they may also limit the potential growth of your Account Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Public Funds Availability Risk. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, the Variable Investment Options that are invested in Portfolio Companies available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract. Public Funds are Variable Investment Options that are available to the general public and retail investors outside of an annuity contract, such as Portfolio Director. (Public Funds are identified in Appendix A.)
Minimum Account Value Risk. If your Account Value falls below $300 and you do not make any Purchase Payments for at least two (2) Participant Years, we may close the account and pay the Account Value to you. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer’s plan.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including see outages or other unavailability, may interfere with our ability to receive, pick up and process mail, to calculate Purchase Unit values, process other contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Portfolio Company or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), and other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks or other disruptions affecting us, any third-party administrator, the underlying Portfolio Companies, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Portfolio Companies, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Portfolio Companies invest, which may cause the affected underlying Portfolio Companies to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our and distribution partners, the underlying Portfolio Companies or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Description of Insurance Company, Registered Separate Account, and Investment Options

About USL
The United States Life Insurance Company in the City of New York (“USL”) is a stock life insurance company organized under the laws of the State of New York. Its home office is 1133 Avenue of the Americas, 33rd Floor, New York, NY 10036. USL conducts life insurance and annuity business primarily in the State of New York. USL is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). USL is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
Administration of the Contracts
USL is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions, or service requests.
About USL Separate Account RS
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through USL Separate Account RS. You do not invest directly in the Portfolio Companies made available in the Contract. USL Separate Account RS invests in the Portfolio Companies on behalf of your account. USL acts as custodian for the Portfolio Company shares owned through the Separate Account which is made up of what we call “Divisions.” Each Division invests in a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of the Separate Account.
USL established Separate Account RS on June 14, 2024 under New York Insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in the Separate Account are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
The Separate Account is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of the Separate Account are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, USL Separate Account RS may not be used to pay any liabilities of the insurance company other than those arising the Contracts. Income, gains, and losses credited to, or charged against, the Separate Account reflect its own investment experience and not the investment experience of USL’s other assets. As stated in the Contract, the New York Insurance Law requires that the assets of the Separate Account attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, Annuitants, and Beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of USL and the assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Contracts. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits or Payout Payments, in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
Units of Interest
Your investment in a Division of the Separate Account is represented by units of interest issued by the Separate Account. On each Business Day, the units of interest issued by the Separate Account are revalued to reflect that day’s performance of the underlying Portfolio Companies minus any applicable withdrawals or fees and charges to the Separate Account.
Distribution of the Contracts
The principal underwriter and distributor for the Separate Account is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
VFA
The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority (“FINRA”), unless otherwise exempt. USL’s primary distribution channel is through its affiliate, VFA, which is a FINRA member. USL and/or its affiliates receives payments from some Portfolio Companies for exhibitor booths at meetings and to assist with the education and training of USL, VFA and their affiliates’ employees and investment professionals.

VFA and its investment professionals who sell the Contracts will be compensated for such sales by commissions ranging up to 6% of each first-year Purchase Payment. The investment professionals will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, VFA investment professionals may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. Investment professionals can also receive a bonus payment where the amount of the payment varies based on the number of total enrollments generated by the investment professional and on the expected annualized Purchase Payments of the Participant.
For more information about how your investment professional may be compensated, please contact your investment professional.
Portfolio Companies
The Portfolio Companies or their registered investment adviser or its affiliates (“Portfolio Company Entities”) may make payments to USL, typically for administrative, recordkeeping, and shareholder services that USL provides for the underlying Portfolio Companies. See Payments from Portfolio Companies/Platform Charges in this prospectus.
In addition, USL and/or its affiliates may receive payments from Portfolio Company Entities that voluntarily choose to participate in, and that are designed to defray the costs associated with, conferences, seminars, training, or other educational events sponsored by USL and its affiliates where such funds and services are discussed and that are attended by VFA investment professionals, USL employees, employees of our affiliates and/or plan sponsors and plan consultants. Moreover, these Portfolio Company Entities may also make payments to USL and/or its affiliates for exhibitor booths at meetings and to assist with education and training of VFA investment professionals.
Consultants
USL and its affiliates sometimes retain and compensate business consultants to assist USL in marketing group employee benefit services to employers. These business consultants are not associated persons of VFA or affiliated with USL or its affiliates and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of USL’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
Sponsorships
USL and its affiliates maintain ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which USL and/or its affiliates makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. USL and its affiliates may also receive payments from unaffiliated third-parties in exchange for enhanced engagement with and exposure to USL and VFA management and their investment professionals throughout the year. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.
USL and its affiliates also have ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, USL and its affiliates sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for USL and its affiliates. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.
These various sponsorships may be considered endorsements of the products of USL or its affiliates, may result in additional annuity or other product sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote the products and services of USL and its affiliates.
Variable Investment Options and Fixed Account Options
The Contracts offer a choice from among several Variable Investment Options and two Fixed Account Options. The Variable Investment Options and the Fixed Account Options may be referred to together as Investment Options. All Investment Options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans. Depending on what USL is offering in the Contracts at any given time and the selection made by your employer’s plan, if applicable, there may be limitations on which and how many Investment Options Participants may invest in at any one time.
Your employer, if applicable, may request, from time to time, to add or substitute Variable Investment Options. Any such request will be subject to USL’s approval and to any other applicable limitations in the Contract. If any of the Variable Investment Options are closed or Fixed Account Options are closed to new

Purchase Payments and/or new transfers, and absent alternate directions from the Contract Owner or Participant, amounts that otherwise would have been deposited into the closed Fixed Account Options will be invested in a Variable Investment Option, if available, or otherwise, in the Short-Term Fixed Account. With respect to a closed Variable Investment Option, amounts that otherwise would have been deposited into the closed Variable Investment Option will be invested in such other Variable Investment Options, as consistent with applicable law.
This prospectus describes only the aspects of the Variable Investment Options available in the Portfolio Director Contract except where the Fixed Account Options are specifically mentioned.
Variable Investment Options
The Contracts enable you to participate in Divisions of the Separate Account that represent the Variable Investment Options. Depending on your retirement program, you may not be able to invest in all of the Variable Investment Options described in this prospectus. You may be subject to further limits on how many Variable Investment Options you may be invested in at any one time or how many of the Variable Investment Options in which you are invested may be involved in certain transactions at any one time.
Several of the Variable Investment Options offered through the Separate Account are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in Appendix A as “Public Funds.” If your Contract is issued under a deferred compensation plan (other than an eligible 457(b) plan), or if your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Investment Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, such nonqualified annuities and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees) may invest only in VALIC Company I Funds.
Information regarding each Portfolio Company, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A – Investment Options Available Under the Contract.”
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. Read these prospectuses carefully before investing. Paper or electronic copies of the Portfolio Company prospectuses may be obtained by calling 1-800-448-2542, or visiting www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.
Refer to your employer’s retirement program documents for a list of the employer-selected Variable Investment Options and any limitations on the number of Variable Investment Options you may choose. All Portfolio Companies may not be available for all plans or individual or group contracts.
Shares of certain of the Portfolio Companies are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Portfolio Companies may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Portfolio Company’s prospectus.
Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well-balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of investments may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.
The performance, returns, and value of allocations in the Variable Investment Options will vary based on the investment experience of the Portfolio Company in which the Variable Investment Options invest and there is a risk of loss of the entire amount invested.
Voting Rights
As discussed in the About USL Separate Account RS section of this prospectus, the Separate Account holds, on your behalf, shares of the Portfolio Companies that comprise the Variable Investment Options. From time to time, the Portfolio Companies may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.
Who May Give Voting Instructions
During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to the Separate

Account for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.
Determination of Portfolio Company Shares Attributable to Your Account
During the Purchase Period
The number of Portfolio Company shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Portfolio Company shareholder meeting.
During the Payout Period or after a Death Benefit Has Been Paid
The number of Portfolio Company shares attributable to your account will be based on the liability for future variable annuity payments to the payees on the record date set for the Portfolio Company shareholder meeting.
How Portfolio Company Shares Are Voted
The Separate Account will vote all of the shares of the Portfolio Company it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Portfolio Company entitled to give instructions at that shareholder meeting. The Separate Account will vote the shares of the Portfolio Company it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of the Separate Account in a different manner if permitted at that time under federal securities law.
In the event that shares of a Portfolio Company are owned by USL or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.
Fixed Account Options
Portfolio Director Contracts feature up to two guaranteed Fixed Account Options that are each part of the General Account assets of the Company. These assets are invested in accordance with applicable state regulations. The guarantees under the Fixed Account Options are subject to our financial strength, claims-paying ability. and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the Fixed Account Options.
The Fixed Account Options are not subject to regulation under Federal securities laws including the 1940 Act and are not required to be registered under applicable Federal securities laws, including the 1933 Act. We bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets and are subject to our financial strength, claims paying ability, and our long-term ability to make such payments.

Fixed Account Options	Description
Fixed Account Plus
This Fixed Account Option provides for a fixed rate of interest associated with a long-term time horizon. It is credited with interest at rates set by USL. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated. Purchase Payments allocated to Fixed Account Plus will receive a current rate of interest. There are limitations on transfers out of assets from this Fixed Account Option. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed
Account Plus within 90 days will receive a different rate of interest than that paid for new Purchase Payments into Fixed Account Plus.Please refer to the Fixed Account Plus Excess Transfer Charge (Series 11 Contracts
Only) section in “Charges and Adjustments” below for information about certain transfer limitations for Fixed
Account Plus.

Short-Term Fixed Account
This Fixed Account Option provides fixed-return investment growth for the short-term. It is credited with interest at rates set by USL, which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest as described in your Contract.

Generally, for most series of Portfolio Director Contracts, an interest rate for the Fixed Account Plus and Short-Term Fixed Account is declared at the beginning of each calendar month and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your investment professional. Contributions received during a calendar month will receive that month’s current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Depending on the Fixed Account Option and the terms of your Contract, certain amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year.
Factors that influence the declared Fixed Account Option renewal rate include, but are not limited to, the level of US Treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued. The interest rate of a Fixed Account Option will never be lower than the minimum guaranteed interest rate as described in your Contract. The interest rates and periods may differ between the series of Portfolio Director Contracts. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. Interest rate crediting policies may change, but any changes will not reduce the guaranteed minimum interest rate provided at the time your Contract was issued or reduce amounts already credited to your account.
Throughout the duration of the Contract, USL may close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the investment options, with advance written notice.  USL may make the Fixed Account Options available or close the Fixed Account Options as frequently as it determines at any point in time while the Contract is in force, provided USL gives advance written notice in each case.
Impact of Advisory Program Fees
Please note that if you are enrolled in the Advisory Program, advisory fees deducted from Account Value will also result in a reduction of any Account Value allocated to the Fixed Account Options by the dollar amount assessed for the Advisory Program Fee.
Charges and Adjustments

By investing in Portfolio Director, you may be subject to these fees and charges:
•
Account Maintenance Charge
•
Surrender Charge
•
Separate Account Charges (also referred to as “Base Contract Expenses”)
•
Fixed Account Plus Excess Transfer Charge
•
Portfolio Company Expenses
•
Premium Tax Charge
•
Advisory Program Fees
•
Other Charges
These fees and charges are applied to the Variable Investment Options and Fixed Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Table” section above.
Account Maintenance Charge (Series 1 and 9 Contracts Only)
Under a series 1 or 9 Contract, during the Purchase Period, an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Investment Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Investment Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Investment
Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.
The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Investment Options. Certain Contracts may not be subject to this charge, as described below.
Surrender Charge (Series 1, 5, 7, and 9 Contracts Only)
Under a series 1, 5, 7, or 9 Contract, when you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. Surrender charges reimburse us for the cost of Contract sales, expenses associated with issuing your Contract, and other acquisition expenses.
If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see “Surrender and Withdrawals” in this prospectus.
Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount.
Amount of Surrender Charge
A surrender charge will be the lesser of:

•
Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or
•
Five percent (5%) of the amount withdrawn.
10% Free Withdrawal
In any Participant Year and if your contract or certificate is subject to a surrender charge, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.
These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59½. See the “Taxes” section for more information.
Exceptions to Surrender Charge
No surrender charge will be applied:
•
To money applied to provide a payout option;
•
To death benefits;
•
If no Purchase Payments have been received during the 60 months prior to the date of surrender;
•
If your account has been in effect for 15 years or longer;
•
If your account has been in effect for 5 years or longer, and you have attained age 59½;
•
To “No Charge Systematic Withdrawals”;
•
Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;
•
If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor’s verification; or
•
If you are at least 55 years old, are no longer employed
by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.
We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another USL product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.
Separate Account Charges
The Separate Account Charge (also referred to as a Base Contract Expense) is 1.00% and is deducted daily from the average daily net assets value allocated to the Variable Investment Options. If you are invested in series 1 or 9, the maximum Base Contract Expense in the Fee Tables reflects the inclusion of the annual maintenance charge and accordingly will reflect a higher number. This Separate Account Charge is guaranteed and cannot be increased by the Company.
The Separate Account Charges compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay a guaranteed death benefit. The Separate Account Charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Investment Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Investment Options during both the Purchase Period and Payout Period.
The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to USL, as discussed below. The Separate Account Charges are guaranteed and may not be increased for the life of your Contract.
Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges
We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account Charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:
•
The type of retirement program. Certain types of

retirement programs, because of their stability, can result in lower administrative costs.
•
The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.
•
Other factors of which we are not presently aware that could reduce administrative costs.
We review the following additional factors to determine whether we can reduce or waive account maintenance charges:
•
The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
•
The administrative tasks performed by your employer for your retirement program.
The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.
We review the following additional factors to determine whether we can reduce surrender charges:
•
The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.
•
The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
•
The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.
We review the following additional factors to determine whether we can reduce the Separate Account Charges:
•
The frequency of Purchase Payments for your retirement program.
•
The size of your retirement program.
•
The amount of your retirement program’s periodic Purchase Payment.
•
The method of remitting periodic Purchase Payments.
In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver would not treat similarly situated Contract Owners differently.
Additionally, under certain circumstances, and at USL’s sole discretion, USL may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.
Payments from Portfolio Companies/Platform Charges
Some of the Portfolio Companies or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Portfolio Company. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Portfolio Company related information and responding to inquiries about the Portfolio Company. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Portfolio Company as of a certain date, usually paid at the end of each calendar quarter.
We may also receive what is referred to as “12b-1 fees” and non-12b-1 service fees from certain underlying Portfolio Company. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Portfolio Company.
From time to time some of these Portfolio Company arrangements may be renegotiated so that we receive a greater payment than previously paid.
If we do not have an arrangement to receive payments from certain Portfolio Company, we may charge a Platform Charge related to those Divisions, in order to help us manage our costs in light of the fact that the Portfolio Company is not paying us or is paying us too little. The Platform Charges are reflected in “Appendix A – Investment Options Available Under the Contract” to help you understand the cost of investing in certain Variable Investment Options.
Fixed Account Plus Excess Transfer Charge (Series 11 Contracts Only)
Transfers from the Fixed Account Plus option are limited to 20% per Participant Year. For series 11 Contracts, transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Option to another funding entity are considered “transfers” for purposes of this limitation.
Exceptions to Fixed Account Plus Excess Transfer Charge
This charge will not be applied:
•
Under any series other than series 11 Contracts;
•
To transfers from the Fixed Account Option within the 20% per Participant Year limitation;
•
To money applied to provide a payout option;
•
To death benefits;
•
If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor’s verification; or
•
If you retire or are separated from service.
Portfolio Company Expenses
Charges deducted from, and expenses paid out of, the assets of the Portfolio Company are described in the prospectuses for the Portfolio Companies.
Premium Tax Charge
Premium taxes are imposed by some states, cities, counties, and towns. The rate will range from 0% to 3.5% , depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.
Advisory Program Fees
If you enrolled in an Advisory Program, your Investment Adviser may direct USL to withdraw a specified amount from your Account Value for the payment of the Advisory Program Fee pursuant to authorizations that you have provided to your Investment Adviser. The authorization for USL to deduct amounts from your Contract for payment of the Advisory Program Fee is included in the Advisory Agreement you signed with your Investment Adviser upon enrollment in the Advisory Program. The Advisory Program Fee charged by and paid to your Investment Adviser, not USL, is in addition to any fees and expenses charged under your Contract. The Advisory Program Fee will be calculated by applying the applicable fee schedule to the Account Value at each calendar quarter end and will be deducted from your Account Value within fifteen (15) days after the end of such calendar quarter. The Advisory Program Fee will be based on the value of assets in the account eligible to be managed in the Advisory Program. If you enrolled in the Advisory Program during the quarter, you pay a fee only for those days in which you were enrolled in the Advisory Program. If, prior to a quarter-end, the Advisory Program is terminated, the entire Account Value is transferred out of your account, or your plan sponsor terminates the Advisory Program, we will not deduct an Advisory Program Fee for that quarter. You may terminate your participation in the Advisory Program at any time for any reason upon written notice to the Investment Adviser.
Deduction of the Advisory Program Fee may reduce certain benefits guaranteed under the Contract, including Contract death benefits, optional living benefits and annuity benefits and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. Please see Impact of Advisory Program Fees in the "Description of Insurance Company, Registered Separate Account, and Investment Options" and "Annuity Period" sections for more details. Please consult your tax professional regarding the impact of deducting advisory fees from Account Value before making any election to do so.
Other Charges
We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.
Fees for plan services provided by parties other than USL or its affiliates may be assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client’s independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.
Plan loans from the Fixed Account Options may be allowed by your employer’s plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.
Exchange Privilege
From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director Contracts. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
General Description of Contracts

About the Contracts
The Contracts were developed to help you save money for your retirement and are available to individuals who are Participants in a group Contract through an employer-sponsored retirement plan as well as individuals investing in the Contract through an IRA or other non-qualified arrangements. The Contracts offer a combination of Variable Investment Options and Fixed Account

Options that you, as a Participant or individual, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your Investment Options.
A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer’s plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you may select. For Contracts purchased under a retirement plan, the plan may designate the available Investment Options under the Contract and may be required to provide direction regarding additions or replacements of investment options. Plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) may be subject to additional plan and Contract provisions.
If you are purchasing the Contract as an individual, through certain after-tax arrangements such as an IRA or as a non-qualified Contract, you are the owner of the Contract and retain the rights and authority to make decisions about your Contract including contributions, investment allocations, and annuitization, subject to limitations discussed in this prospectus. For example, if you purchase your Contract as a tax-deferred, non-qualified annuity, the Public Funds included in Appendix A will not be available as Variable Investment Options in your Contract.
The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. Your Contract has information to assist you as well. For more information, see the “Purchase and Contract Value” and “Annuity Period” sections.
All material state variations are described in Appendix B.
About the General Account
Any obligations under the Contract that are funded by our General Account, including the death benefits and the Fixed
Account Options, are subject to our financial strength, claims-paying ability, and our ability to make such payments.
If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.
About the Series
This prospectus describes eight (8) different Classes, which we call series, of the Contract. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features and certain series may not be available in your state. Each series is offered to certain group plans or through certain markets. Non-qualified arrangements may leverage one or more of the available series. The following table reflects the group plans and markets through which the series are offered.
Series	Group Plans / Markets
Series 1	K-12 Plans; Healthcare Plans; Higher Education Plans; Governmental Plans; Individual Retirement Accounts (IRAs)
Series 2	Higher Education Plans
Series 5	Healthcare Plans; Higher Education Plans; K-12 Plans
Series 6	K-12 Plans; Healthcare Plans; Higher Education Plans; Governmental Section 457 Defined Contribution Plans; Section 501(c)(3) Organization Plans
Series 7	Government Section 457 Defined Contribution Plans
Series 9	Certain Non-qualified Arrangements
Series 11	Higher Education Plans
Series 12	Government Section 457 Defined Contribution Plans

Transfers Among the Investment Options
You may transfer all or part of your Account Value between the various Variable Investment Options and Fixed Account Options in Portfolio Director up to the applicable limits without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. If you are enrolled in an Advisory Program, in order for you to transfer Account Value among Investment Options, you must first terminate the Advisory Program. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through written and/or electronic notices or information posted online at www.corebridgefinancial.com/rs.
During the Purchase Period — Policy Against Market Timing and Frequent Transfers
USL has a policy to discourage excessive trading and market timing. Our Investment Options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a Portfolio Company. These trading strategies may be disruptive to Portfolio Companies by diluting the value of the Portfolio Company shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise Portfolio Company expenses, such as recordkeeping and transaction costs, and can potentially harm Portfolio Company performance. Further, excessive trading may harm Portfolio Company investors, as the excessive trader takes security profits intended for the entire Portfolio Company and could force securities of the underlying Portfolio Company to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the Portfolio Company’s performance to suffer, and exerts downward pressure on the Portfolio Company’s price per share.
Accordingly, USL has certain policies and procedures intended to discourage short-term trading. If you sell Purchase Units in a Variable Investment Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Investment Option for 30 calendar days.
This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:
•
Plan-level or employer-initiated transactions;
•
Purchase transactions involving transfers of assets or rollovers;
•
Retirement plan contributions, loans, and distributions (including hardship withdrawals);
•
Systematic purchases or redemptions;
•
Systematic account reallocations and/or rebalancing; or
•
Trades of less than $5,000.
Transfers resulting from your participation in the GPS Portfolio Manager Program administered by VFA will not count against these transfer limitations.
As described in a Portfolio Company’s prospectus and statement of additional information, in addition to the above, Portfolio Company purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Portfolio Companies may set limits on transfers in and out of a Portfolio Company within a set time period in addition to or in lieu of the policy above. Also, an employer’s benefit plan may limit an investor’s rights to transfer.
We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Investment Options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

Throughout the duration of the Contract, USL may close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the Investment Options, with advance written notice. The Fixed Account Options are also subject to additional restrictions:
Fixed Account Option	Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Participant Year	At any time
If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus, if permitted, within 90 days may receive a different rate of interest than your new Purchase Payments.(1)

	100%	At any time	If Account Value is less than or equal to $500.
Short-Term Fixed Account:	Up to 100%	At any time	After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

(1) If multiple transfers are made in a Participant Year, the percentages of the Account Value transferred each time will be added together to determine the 20% transfer limit for that Certificate Year. Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer’s retirement plan. For series 11 Contracts, see Fixed Account Plus Excess Transfer Charge (Series 11 Contracts Only) in the “Charges and Adjustments” section for transfers in excess of the 20% limitation.
(2) USL may change this holding period at any time in the future, but it will never be more than 180 days.
Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time, we may waive the 20% transfer restriction on Fixed Account Plus for transfers to other Investment Options.
Communicating Transfer or Reallocation Instructions
Transfer instructions may be given by telephone, through the internet, using the self-service automated phone system, or in writing. We encourage you to make transfers or reallocations through the internet or the self-service automated phone system for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.
Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Investment professionals or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.
When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.
Effective Date of Transfer
The effective date of a transfer will be:
•
The date of receipt, if received in good order by us before Market Close; otherwise,
•
The next date values are calculated.

Transfers During the Payout Period
During the Payout Period, transfer instructions must be given in writing and mailed to the Annuity Service Center. Transfers may be made between the Contract's Investment Options subject to the following limitations:
Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout only	Once every 365 days
Fixed Payout:	Not permitted	N/A
Other Contract Features
Changes That May Not Be Made
The following terms in the Contracts may not be changed once your account has been established:
•
The Contract Owner; (except for an individual nonqualified Contract);
•
The Participant; and
•
The Annuitant.
Change of Beneficiary
The Beneficiary (if not irrevocable) may usually be changed at any time. Two or more Beneficiaries may be designated to receive separate percentage interests in the death benefits payable under the Contract. Each such Beneficiary may separately exercise the rights that a Beneficiary has under the Contract.
One or more contingent Beneficiaries may be designated. A contingent Beneficiary will receive benefits payable upon the Participant’s death if all of the primary Beneficiaries have died prior to the Participant. A contingent Beneficiary will have all of the same rights as a Beneficiary during the Purchase Period or Payout Period.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.
If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate .
If a Beneficiary dies prior to the Participant, that Beneficiary’s interest will be divided pro rata among the remaining named Beneficiaries.
If a Beneficiary dies while receiving payments, and there is no other Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.
We Reserve Certain Rights
We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Investment Options offered under the Contracts. For example, we may add new Variable Investment Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Investment Option when not in the best interest of the Contract Owner or the Separate Account, such as when the shares of the underlying Fund are no longer available for investment or if, for example, the underlying Fund is dealing with material regulatory and/or legal issues, sustained performance downturns, or significant increases in expenses. We may move assets and re-direct future premium allocations from one Variable Investment Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Investment
Option offered may have different fees, expenses, objectives, strategies and risks.
We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and /or Participant (as applicable) permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.
We reserve the right to operate the Separate Account as a management investment company under the applicable securities laws, and to deregister the Separate Account under applicable securities laws, if registration is no longer required.
We reserve the right to close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the Variable Investment Options, with advance written notice. We may make the Fixed Account Options available or close the Fixed Account Options as frequently as we determine at any point in time while the Contract is in force, provided we give advance written notice in each case.
Relationship to Employer's Plan
If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer’s plan when reviewing the description of the Contracts in this prospectus.
Annuity Period

The Annuity Period, also referred to as the Payout Period, begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer’s plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. The payout options available to you may differ or be limited based on your employer’s plan.
You may choose to have your Payout Payments on a fixed basis, a variable basis, or a combination of fixed and variable basis. If you do not elect the basis upon which your Payout Payments will be made, the Payout Payments will mirror the allocation of Investment Options in your Contract upon annuitization. When you choose to have your Payout Payments on a variable basis, you may keep the same Variable Investment Options in which your Purchase Payments were made, or transfer to different ones. For example, if your Account Value is allocated solely to the Variable Investment Options upon annuitization and you have not made an election, Payout Payments will be made on a variable basis, or, if your Account Value is allocated to a Fixed
Account Option, Payout Payments will be made on a fixed basis. Similarly, if your Account Value is allocated to both Variable Investment Options and Fixed Account Options, Payout Payments will be made on a combination of fixed and variable basis.
Payout Payments on a Fixed Basis
Under a payout on a fixed basis, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:
•
Type and duration of payout option chosen;
•
Your age or your age and the age of your survivor(1);
•
Your gender or your gender and the gender of your survivor(1) (for certain nonqualified Contracts);
•
The portion of your Account Value being applied; and
•
The payout rate being applied and the frequency of the

payments.

(1)
This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.
Assumed Investment Rate
An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Investment Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance and decrease faster during periods of poor investment performance. Once the AIR is established, it cannot be changed. Rates of 3%, 3.5%, 4.5%, 5% or a higher rate may be chosen if permitted by state law and regulations. If no AIR is chosen, the AIR will be 3.5%. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but, as Payout Payments continue, they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.
Payout Payments on a Variable Basis
With a payout on a variable basis, you may select from your existing Variable Investment Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Investment Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Investment Option except that the Payout Unit value includes a factor for the AlR you select.
In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Investment Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Investment Option is lower than your AIR, your subsequent payments will be less than your first payment.
Payout Payments on a Combination of a Fixed and Variable Basis
With a combination fixed and variable payout, you may choose:
•
From your existing Variable Investment Options (payments will vary); with a
•
Fixed payout (payment is fixed and guaranteed).
Partial Annuitization/No Commutations
A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized amount would continue as before, and the Participant can continue to take withdrawals on this part of the Account. The annuitized amount will be effectively moved to a new Payout Payment account, which will not allow any additional withdrawals. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period. Full or partial commutations by the Participant are not permitted.
Payout Date
The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in the Annuity Service Center on a form or through other media approved by USL. This request must be received by USL by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.
The following additional rules also apply when determining the payout date:
•
The earliest payout date for a nonqualified Contract is established by to the terms of the contract, and generally can by any time from age 50 to age 85, and may not be later than age 85 without USL’s consent.
•
The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.
•
Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.
•
In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age

59½ even if you are still working for the employer sponsoring the plan.
•
Except in the case of nonqualified Contracts, distributions generally must begin no later than April 1 following the calendar year you reach age 72 or the calendar year in which you retire, if later.
•
All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.
•
The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
Payout Options
You may specify the manner in which your Payout Payments are made. If you do not select a payout option, annuity payments will be made of the basis of Life with a 10-year period certain, commencing on the Annuity Date. You may select one of the following options:
1.
Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
2.
Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period or take a lump-sum distribution.
3.
Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner’s Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner’s Account as of the date we receive Proof of Death, less the Payout Payments.
4.
Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.
5.
Payment for a Designated Period — payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.
Payout Information
Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Investment Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59½, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See the “Taxes” section of this prospectus.
Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option. Additionally, certain retirement plans, such as 457 plans, may only permit a 5-year payout period for Payout Payments.
Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.
Impact of Advisory Program Fees on Payout Payments
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee will reduce the annuitization benefit. This deduction will be the dollar amount assessed for the Advisory Program Fee and is based on a percentage of the Contract value managed by the Advisory Program. The examples below assess the impact of the deduction of Advisory Program Fees on the Contract’s value upon annuitization, assuming an initial $100 deposit.
1.
If, at the payout date, the Contract value has increased to $120 and you have had $1 deducted for the Advisory

Program Fee, the Contract value is reduced to $119. Your Payout Payments will be based on a Contract value of $119.
2.
If, at the payout date, the Contract value has decreased to
$90 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $89. Your Payout Payments will be based on a Contract value of $89.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments	Standard	No Charge
•Payable only during the Purchase Period
•Payable if death occurs at any age
•Withdrawals, including withdrawals to pay
your advisory fees, may significantly
reduce the benefit
•If you have elected to enroll in the
Advisory Program, the Advisory Program
Fees may reduce the death benefit.

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	Optional	No Charge
•Withdrawals may be subject to surrender
charges
•No more than one systematic withdrawal
election may be in effect at any time
•We reserve the right to discontinue any or
all systematic withdrawals or to change
the terms at any time

No Charge Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges	Optional	No Charge
•Withdrawals must be made to you over a
period of not less than five years, and the
annual amount withdrawn may not exceed
20% of Account Value at time of election
•May not change election once withdrawals
begin
•No more than one systematic withdrawal
election may be in effect at any time
•We reserve the right to discontinue any or
all systematic withdrawals or to change
the terms at any time

Loans	Provides tax-free access to amounts invested in Fixed Account Options	Optional	$75 application fee (per loan, where permitted by state law1) Maximum net interest rate 6%	•Available only during the Purchase Period •May not be taken against amounts invested in Variable Investment Options •Interest will accrue on outstanding loan amounts •Minimum loan amount is $1,000

Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Advisory Program	The investment advice service provided by your Investment Adviser	Optional	Not applicable
•A separate investment advisory fee and
agreement is required
•May not be available under your
employer’s retirement plan or in
connection with your Contract
•If you pay any investment adviser fee from
the Contract, any deduction may reduce
the death benefit and other annuity
benefits, and may be subject to surrender
charges, federal and state income taxes
and a 10% federal penalty tax.
•We do not honor investment adviser
transfer requests in connection with
Advisory Programs that are offered
through third-party, unaffiliated
Investment Advisers.
•You are encouraged to discuss the
Advisory Program with your financial
professional and the impact that Advisory
Program Fees may have on your Contract
Value before electing to enroll in the
Advisory Program.

1 For more information about where applicable loan fees are permitted, please see “Appendix B – State Contract Variability” below.
Advisory Program
The Contract may be used where you have engaged the Investment Adviser to provide advice regarding the periodic allocation of investments within the Contract. As long as you are enrolled in an Advisory Program, your Investment Adviser will provide you with investment advice and will be responsible for providing transfer and reallocation instructions to USL. You may terminate an Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force.
Your Investment Adviser is not acting on USL’s behalf but rather is acting on your behalf. USL is not responsible for any investment advice that is provided to you by your Investment Adviser. USL does not offer advice about how to allocate your Account Value. USL is not responsible for any recommendations that your Investment Adviser makes, any investment models or asset allocation programs they choose to follow, or any specific transfers that are made on your behalf.
We do not honor transfer instructions in connection with any other advisory programs that are offered through third-party, non-affiliated Investment Advisers.
Advisory Agreement and Fees
When you enroll in the Advisory Program, you will enter into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser. USL is not a party to the Advisory Agreement.
Your Investment Adviser may direct USL to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. If you are enrolled in the Advisory Program, your Advisory Agreement will be with our affiliate, VFA, and USL will be provided with a copy of the Advisory Agreement in which you authorize USL to deduct the Advisory Program Fee from your Account Value. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract. The Advisory Program Fee will be calculated by applying the applicable fee schedule to the Account Value at each calendar quarter end and will be deducted from your Account Value within fifteen (15) days after the end of such calendar quarter. The Advisory Program Fee will be based on the value of assets in the account eligible to be managed in the Advisory Program. If you enrolled in the Advisory Program during the calendar quarter, you pay a fee only for those days in which you were enrolled in the Advisory Program. If, prior to a calendar quarter-end, the Advisory Program is terminated, the entire Account Value is transferred out of your account, or your plan sponsor terminates the Advisory Program, we will not deduct an Advisory Program Fee for that quarter.
Partial withdrawals, including those taken to pay the Advisory Program Fee, can reduce certain benefits guaranteed under the Contract, including Contract death benefits and other annuity benefits. This reduction of these guaranteed benefits resulting from the withdrawal for payment of the Advisory Program Fees will be the dollar amount of the fee assessed by your investment adviser, and, as described above, is based on a percentage of the Account Value managed by the Advisory Program. For a more detailed explanation about how the assessment of the Advisory Program Fees can affect the benefits under this Contract, please see Impact of Advisory Program Fees in the "Description of Insurance Company, Registered Separate Account, and Investment Options" and "Annuity Period" sections. Partial withdrawals from a non-qualified Contract are treated as a taxable distribution. However, fees taken from a non-qualified individual contract used to pay the Advisory Program Fee for the Advisory Programs offered through VFA are not considered distributions or withdrawals from the account for tax purposes and therefore are not treated as a taxable distribution. If you are under age 59 1/2, withdrawals may be subject to an additional 10% tax. You should consult with your tax advisor for any advice regarding protentional tax consequences relating to the payment of the Advisory Program Fee from your Contract.
Reallocations & Transfer Instructions
While the Advisory Program is in place, you are prohibited from making transfers among Investment Options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory Program, you may make transfers among the Investment Options subject to the transfer restrictions in the section noted in the “General Description of the Contract” section of this prospectus.
Unless you direct us otherwise, your Investment Adviser will forward instructions regarding the allocation of your Account Value, and will request financial transactions involving investment options. If your Investment Adviser has this authority, we deem that all such transactions that are directed by your Investment Adviser with respect to your Contract have been authorized by you. You will receive a confirmation of any financial transactions involving the purchase or sale of Purchase Units. You must contact us immediately by calling 1-800-448-2542 to request a termination form if and when you want to revoke such authority. We will not be responsible for acting on instructions from your Investment Adviser until we receive notification of the revocation of such person’s authority. We may also suspend, cancel, or limit the Investment Adviser’s authorization at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments including closing one or more of the Fixed Account Options to deposits or transfers, and to transfers among the Investment Options, where advanced written notice is provided. We will notify you and your Investment Adviser if we implement any such restrictions or prohibitions.
Transfers and reallocations made by your Investment Adviser are subject to the restrictions on transfers between Investment Options that are discussed in the “General Description of the Contract” section of this prospectus.
Termination of the Advisory Program
You may terminate the Advisory Program at any time. However, the terms and conditions of how to terminate the Advisory Program will be set forth in your Advisory Agreement. Please consult with your Investment Adviser if you have questions about terminating the Advisory Program. We may continue to rely on instructions from your Investment Adviser until we receive notice of termination of the Advisory Agreement. If you terminate the Advisory Program, your Contract will remain in force.
In order for you to transfer Account Value among Investment Options, you must first terminate the Advisory Program.
Death Benefits
The Contracts will pay death benefits during either the Purchase Period or the Payout Period.
The Process
USL requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by USL or a regulator to process the claim. The account will not be valued, and payments will not be made until all paperwork is in good order and in a form acceptable to USL. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.
If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable. Please see Impact of the Deduction of Advisory Program Fees on Death Benefit below regarding impacts to your death benefit due to the deduction of Advisory Program Fees.

Beneficiary Information
The Beneficiary may receive death benefits:
•
In a lump sum;
•
In the form of an annuity under any of the Payout Options;
•
In partial payments over the Beneficiary’s life expectancy (where permitted); or
•
In a manner mutually agreeable between the Beneficiary and USL that is in accordance with applicable laws and regulations.
Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.
Special Information for Nonqualified Contracts
It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner’s estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments.
During the Purchase Period
If death occurs during the Purchase Period, the Beneficiary will receive the standard death benefit which guarantees the return of Purchase Payments less any prior withdrawals.
As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.
Standard Death Benefit
The standard death benefit will be the greater of:
Your Account Value on the date all paperwork is in good order and in a form acceptable to USL
or
100% of Purchase Payments (to Variable Investment Options and/or Fixed Account Options)
–	(minus)
Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option
Adjusted Purchase Payment Amount
If the total amount of any death benefit payable from the Variable Investment Options and Fixed Account Options under the Contract exceeds the Account Value as of the date all paperwork is in good order and in a form acceptable to USL, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated on the date all paperwork is complete and in a form acceptable to USL, determined as follows:
A.	100% of Purchase Payments
–	(minus)
B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
Each “Gross Withdrawal” is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount.
The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.
During the Payout Period
If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the “Annuity Period” section of this prospectus.
•
If the life only option or joint and survivor life option was chosen, there will be no death benefit.
•
If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

1.
Receive the present value of any remaining payments in a lump sum; or
2.
Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
3.
Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.
Impact of the Deduction of Advisory Program Fees on Death Benefit
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee may reduce the death benefit. This deduction will be the dollar amount assessed for the Advisory Program Fee and is based on a percentage of the Contract value managed by the Advisory Program. The examples below assess the impact of the Advisory Program Fee on the Contract’s death benefit assuming an initial $100 deposit and no additional payments and no withdrawals.
1.
If, at the end of the year, the Contract value increases to $120 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $119. If you die, your Contract’s death benefit is $119.
2.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will not reduce the death benefit which will be at least $100 (your premium payment) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Purchases and Contract Value

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed Account Option and Variable Investment Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased, if applicable. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.
Account Establishment
You may establish an account through an investment professional. Initial Purchase Payments must be received by USL either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for certain nonqualified Contracts.
The maximum single payment that may be applied to any account without prior Company approval is $1,000,000.
Minimum initial and subsequent Purchase Payments are as follows:
Contract Type	Initial Payment	Subsequent Payment
Periodic Payment	$30	$30
Single Payment	$1,000	N/A
Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.
When an initial Purchase Payment is accompanied by an application, we will promptly:
•
Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Variable Investment Options or Fixed Account Options selected; or
•
Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed Account Option or Variable Investment Options selected; or
•
Reject the application and return the Purchase Payment.
If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:
Return Purchase Payments. If we do not have your name, address or Social Security Number (“SSN”), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or
Employer-Directed Account. At the direction of your employer, provided on a form acceptable to USL and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an “Employer-Directed” account invested in a Money Market Division, or other Investment Options chosen by your employer, and provide a Contract or certificate. If you would like an investment professional to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the investment professional in order to provide such assistance; or
Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer-directed accounts, we will deposit your Purchase Payment in a “starter” account invested in the Money Market Division option available for your plan or other Investment Options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. If we do not receive the necessary information within 105 days, we may return the Purchase Payment to your employer or convert the account to an “unsolicited” account which would be subject to many of the same restrictions as a starter account. You may not transfer these amounts until USL has received a completed application or enrollment form.
If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.
When Your Account Will Be Credited
Purchase Payments may be made by your employer for your account, if applicable or depending on your retirement plan, or by you for certain nonqualified Contracts . It is the employer’s or the individual’s responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).
A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means fully and accurately completed form(s) and/or instructions, including necessary documentation and that all required information and/or documentation applicable to any given transaction has been received by us and, where applicable, that the funds (check, wire, or ACH) clearly identify the individual SSN to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee’s name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).
If a subsequent Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited on the next Business Day. See Account Establishment above for information about initial Purchase Payments.
Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.
We will allocate Purchase Payments (less any charges) to the Variable Investment Options and Fixed Account Options selected by you.   Each selection must be a whole percentage of Purchase Payments.
Throughout the duration of the Contract, USL may close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the Investment Options, with advance written notice.  USL may make the Fixed Account Options available or close the Fixed Account Options as frequently as it determines at any point in time while the Contract is in force, provided USL gives advance written notice in each case.
Purchase Units
A Purchase Unit is a unit of interest owned by you in your Variable Investment Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements.

Calculation of Value for Fixed Account Options
The Fixed Account Plus and Short-Term Fixed Accounts are part of the Company’s General Account. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in Fixed Account Options in the “Description of Insurance Company, Registered Separate Account, and Investment Options” section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets.
The value of your Fixed Account Options is calculated on a given Business Day as shown below:
Value of Your Fixed Account Options
=	(equals)
All Purchase Payments made to the Fixed Account Options
+	(plus)
Amounts transferred from Variable Investment Options to the Fixed Account Options
+	(plus)
All interest earned
–	(minus)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)
–	(minus)
Amount deducted for payment of Advisory Program Fees (if applicable)

Calculation of Value for Variable Investment Options
You may allocate all or a portion of your Purchase Payments to the Variable Investment Options listed in this prospectus as permitted by your retirement program, if applicable. An overview of each of the Variable Investment Options may be found in “Appendix A – Investment Options Available Under the Contract” and Variable Investment Options in the “Description of the Insurance Company, Separate Account, and Investment Options” section in this prospectus and in each Portfolio Company’s prospectus. The Purchase Unit value of each Variable Investment Option will change daily depending upon the investment performance of the underlying Portfolio Company (which may be positive or negative) and the deduction of the Separate Account Charges. See “Charges and Adjustments.” Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Portfolio Company as of that day. The number of Purchase Units you are credited is calculated the day we process your Purchase Payment. Please see When Your Account Will Be Credited above.
The Purchase Unit value is determined by multiplying the Purchase Unit value for the preceding Business Day by a factor for the current Business Day. The factor is determined by:
1.
dividing the net asset value per share of the underlying Portfolio Company at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the underlying Portfolio Company as of that day, by the net asset value per share of the Underlying Portfolio Company for the previous Business Day; and
2.
multiplying it by one minus all applicable daily fees and charges.
We determine the number of Purchase Units credited to your Contract by dividing the Purchase Payment by the Purchase Unit value for the specific Variable Investment Option.
If the Purchase Payment is in good order as described and is received by us by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by us after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Investment Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Investment Option has its own investment risk. Therefore, the value of your account will fluctuate every Business Day and may be worth more or less at retirement or withdrawal and the entire loss of principal is possible.
During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Goldman Sachs VIT Government Money Market Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying Portfolio Company are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Investment Option, which invests in the Goldman Sachs VIT Government Money Market Fund, will lose value.
Stopping Purchase Payments
You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to applicable fees and charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two-year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer’s plan.
Principal Underwriter
The principal underwriter of the Contracts is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the
Company due to common ownership, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302
Impact of Deduction of Advisory Program Fee on Purchase Payments
If you are enrolled in an Advisory Program, payment of your advisory fees will result in a deduction of your Contract value by the dollar amount assessed by your investment adviser for the Advisory Program Fee and will result in a reduction of Purchase Units by that amount.
Surrenders and Withdrawals

When Surrenders Are Allowed
You may withdraw all or part of your Account Value at any time before the Payout Period begins if:
•
allowed under federal and state law; and
•
allowed under your employer’s plan.
For Purchase Payments that are contributions made under your employer’s plan, such as a 401(a) or 401(k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See Surrender Restrictions below.
For an explanation of charges that may apply if you surrender your Account Value, see the “Charges and Adjustments” section in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59½.
Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA PATRIOT Act. In addition, we may defer making payments from the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.
USL may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Investment Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.
Surrender Process
If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media and submit it to the Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order.
We may be required to suspend or postpone payments if redemption of an underlying Portfolio Company’s shares have been suspended or postponed. See the applicable Portfolio Company prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.
We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check or electronic funds transfer clears.
Amount That May Be Surrendered
The amount that may be surrendered during the Purchase Period can be determined as follows:
Allowed Surrender Value	= (equals)	Your Account Value(1) - (minus) Any applicable surrender charge

(1)
Equals the Account Value next computed after your properly completed request for surrender is received in the Annuity Service Center.
There is no guarantee that the surrender value in a Variable Investment Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Investment Option or withdrawn from the Fixed Account Option).

Surrender Restrictions
Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59½, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer’s plan.
Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.
Employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.
Partial Surrenders
You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Portfolio Company or the amount will be distributed pro-rata against all Portfolio Companies. If you do not specify, the distribution will be taken pro-rata against the Variable Investment Options and Fixed Account Options.
The reduction in the number of Purchase Units credited to your Variable Investment Option Account Value will equal:
The amount surrendered from the Variable Investment Option + (plus) Any surrender charge	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at the Annuity Service Center
The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.
Systematic Withdrawals
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract (“No Charge” systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:
•
Payments to be made to you; and
•
Payment over a stated period of time, but not less than five years; and
•
Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).
We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Investment Options that you selected. You may select the specific Investment Options from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested. Once begun, a “No Charge” systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a “No Charge” systematic withdrawal may not be elected again. Systematic withdrawals that are not “No Charge” systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.
Distributions Required by Federal Tax Law
There will be no surrender charge on RMD’s if the withdrawal:
•
Is made payable to you; and
•
Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and USL.
You may select the specific Investment Options from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the Investment Options in which you are invested. This Contract feature will not be available in any year that an amount has been withdrawn under the “No Charge” systematic withdrawal method.
Cancellation — The “Free Look” Period
The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See “Appendix B — State Contract Variability.” The “free look” does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the “free look” period. To cancel the Contract, the Contract Owner must send a written request, in good order, for cancellation and return the Contract to us at the Annuity Service Center before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. If your Contract was issued in a state requiring return of Purchase Payments, and you cancel your Contract during the “free look” period, we return the greater of
(1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. The Contract will be void once we issue a refund.
Loans

The Contract offers a tax-free loan provision for tax-qualified contracts, other than IRAs, which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer’s plan provisions and USL policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. USL reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59½ and a 10% tax penalty may apply (including on a loan that is not repaid).
Interest Charged for a Loan
For Contracts not governed by the requirements of ERISA, we charge an effective annual loan interest rate of up to 6%. For Contracts maintained under a plan subject to the requirements of ERISA, the interest rate we charge on a loan will be based on the Moody’s Corporate Bond Yield Average ending two months before the date that the interest rate is determined. The rate is determined each calendar quarter and applies for twelve months for new loans and for outstanding loans whose anniversaries occur in that quarter.
The Effects of a Loan on Account Value, Payout Payments and the Death Benefit
A loan, whether it is repaid or not, has a permanent effect on your Account Value. This effect occurs because the amounts borrowed are removed from your Fixed Account Options and placed in an account outside your Contract, which earns interest at a fixed rate. If the loan is not fully repaid, upon the beginning of the Payout Period, surrender, or death, then the cash value or the death benefit, as applicable, will be reduced by any foreclosure on the loan or any defaulted amount of the loan.
Taxes

The Federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all Federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your Contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax advisor about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity.
Tax rules vary, depending on whether the Contract is offered under your employer-sponsored retirement program or arrangement, an individual retirement account or annuity, or a nonqualified Contract.
The Contracts are used under many types of retirement arrangements, which may include the following:
•
IRC section 403(b) annuities for employees of public schools, community colleges, colleges and universities, and other section 501(c)(3) tax-exempt organizations;
•
IRC section 401(a), 403(a), and 401(k) qualified plans (including plans for self-employed individuals);
•
IRC section 408(b) traditional IRAs;
•
IRC section 408A Roth IRAs;
•
IRC section 457 deferred compensation plans of governmental and certain tax-exempt employers;
•
IRC section 408(k) SEPs and SARSEPs; and
•
IRC section 408(p) SIMPLE retirement accounts.
Contracts purchased under these retirement arrangements described above (“Qualified Arrangement”) generally are referred to in this prospectus as “Qualified Contracts.” Contracts that are not purchased in connection with a Qualified Arrangement generally are referred to in this prospectus as “Non-Qualified Contracts.” Note that there are certain types of plans that are referred to as non-qualified, e.g. Non-qualified deferred compensation plans under IRC section 457, that, for purposes of this prospectus, are considered Qualified Arrangements. See below for further details.

Tax Status of Non-Qualified Contracts
Non-Qualified Contracts
Generally, the increases in the value of a Contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the Contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your Contract. The remainder of the discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Late Annuity Start Date
If the Contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. Under the regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds to comply with these Treasury Regulations.
Investor Control
Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your Non-Qualified Contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the Contract rather than at the time of withdrawal.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances.
However, Revenue Rulings 2003-91 and 2003-92 provide that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of such assets. The Revenue Rulings provide that if, based on all the facts and circumstances, you do not have direct or indirect control over such assets, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the Contract does not give you investor control over such assets, we reserve the right to modify the Contract as necessary to prevent you from being considered as the owner of the assets of the Contract for purposes of the Code.
Non-Natural Owners
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax advisor. Generally, the Code does not confer tax-deferred status upon a Non-Qualified Contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a Contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Nonqualified Contract are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. In general, your cost basis in a Non-Qualified Contract is equal to the Purchase Payments you put into the Contract less any amounts previously received from the Contract that were not includible in income.
Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract, the IRC generally treats such withdrawals as taxable to the extent your contract value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified Contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.
Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Optional Living Benefits/Other Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax advisor before electing an optional Living Benefit.
Full Surrenders
In the case of a full surrender of a Non-Qualified Contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Collateral Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the contract’s cash surrender value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified Contract will be treated as a withdrawal. If the entire contract value is assigned or pledged, subsequent increases in the contract value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified Contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from a non-qualified annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax if the Owner is under 59½, unless another exception applies. You should consult your tax advisor regarding these features and benefits prior to purchasing a Contract.
Upon death, any remaining amounts in the Contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the Contract’s annuity start date, payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the Contract’s annuity start date, the entire interest in the Contract can be paid in one of the following manner:
(1)
Lump sum payment of the death benefit.
(2)
Payment of the entire death benefit within five years of the date of any Owner’s death.

(3)
Payment of the death benefit over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a beneficiary that is a non-natural person.
(4)
Spousal Option Only. The spousal beneficiary can elect to treat the annuity contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.
10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified Contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified Contract. Please consult your tax advisor. This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified Contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the Contract Owner may be permitted to exchange the Contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
Qualified Contracts taxation varies with the type of plan and terms and conditions of each specific plan. You will get no additional tax advantage from this Contract if you are investing through a Qualified Contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified Contract are suitable for your needs and objectives and are appropriate in light of the expense.
The terms of the plan may limit the rights otherwise available under the Contracts. The Code and, if applicable, your Contract or Qualified Arrangement, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of Qualified Arrangements with which the Qualified Contracts may be used. Not all plan types will be available under your Contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Arrangements are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.
Plans of Self-Employed Individuals: “H.R. 10 Plans”
Pension and Profit Sharing Plans 401(a)/401(k)
Tax-Sheltered Annuity (403(b))
In general, certain Contracts originally established by a IRS Revenue Ruling 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the regulations; provided that no salary reduction or other contributions have ever been made to the Contract, and that no additional transfers are made to the Contract on or after September 24, 2007.
SIMPLE IRA

Employers with 100 or fewer employees can maintain a SIMPLE IRA plan. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate SIMPLE IRA for each employee. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. The employee is always 100% vested in (or, has ownership of) all SIMPLE IRA money.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Deferred Compensation Plans — Section 457
A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees or, if provided under the deferred compensation arrangement, independent contractors.
The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants. For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the eligible deferred compensation plan (an “EDCP”) provisions and, where applicable, any trust under which the Contract may be held. Non-governmental 457 plan assets must remain assets of the employer and are subject to claims by the creditors of the employer.
Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Tax Treatment of Purchase Payments
For employer-sponsored arrangements, Purchase Payments under Qualified Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. For IRAs, Purchase Payments also can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your Contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a non-deductible traditional IRA or in another Qualified Contract.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
Distributions from Qualified Contracts, other than IRAs and Roth IRAs, are often limited by the IRC and by the terms of the employer-sponsored retirement plan. In some cases, distributions are not available unless there has been a distributable event as defined by the terms of the plan. All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified Contracts other than Roth IRAs and designated Roth accounts (described below) are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.
Roth IRAs and Designated Roth Accounts. “Qualified” distributions from Roth IRAs and Designated Roth Accounts upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses (Roth IRAs only) are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA or Designated Roth Account. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Designated Roth and Roth IRA Conversions. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the Contract.
457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Annuitization. If you annuitize your Qualified Contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Qualified Arrangement. Please consult your tax advisor.
10% Additional Tax. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified Contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.
Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied. Distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% additional tax, rather than a 10% additional tax.
Direct and Indirect Rollovers
A rollover distribution, including eligible rollover distributions as defined below, from an IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
An eligible rollover distribution is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code. Generally, certain types of distributions are not considered eligible rollover distributions, such as distributions received on account of:
a)
a required minimum distribution,
b)
a hardship withdrawal, or
c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary, or a distribution made for a specified period of 10 years or more.
A rollover distribution (including an eligible rollover distribution) may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over. An indirect rollover of an eligible rollover distribution will be subject to a mandatory 20% withholding tax (described below).
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts taken as an eligible rollover distribution from an employer sponsored retirement arrangement or from amounts transferred directly between IRAs in a trustee-to-trustee transfer.
Funds may generally be rolled over tax-free from a SIMPLE IRA to another IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

You should always consult your tax advisor before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax described above if the Owner is under 59½, unless another exception applies. The IRS may consider these benefits “incidental death benefits” or “life insurance.” You should consult your tax advisor regarding these features and benefits prior to purchasing a Qualified Contract. See below for required distributions after the death of the owner.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified Arrangement each year after your required beginning date. The RMD rules do not apply to Roth IRAs or designated Roth accounts when the Owner is alive.
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax advisor for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified Contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
•
Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
For employer sponsored retirement plans, you must begin distributions on the later of (1) reaching the applicable age, or (2) the calendar year in which you sever employment from the employer sponsoring the plan.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age or sever employment, as applicable. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
For 403(b) contracts, amounts accumulated under a Contract on December 31, 1986, may be subject to special distribution rules.
Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs. A similar rule applies if you own more than one 403(b) account, unless the Plan, Contract, or account otherwise provides. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a 403(b) account, and you cannot satisfy the requirement for your 403(b) account by taking a distribution from an IRA.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your Contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.
Impact of Optional Benefits
The annuity contract value used to determine RMDs includes the actuarial present value of other benefits under the Qualified Contract, such as enhanced death benefits and/or Living Benefits. However, please note that not all Contracts have enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger RMD. This does not apply to RMDs made under an irrevocable annuity income option.
If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the RMD may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the RMD. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.
We recommend you consult your tax advisor concerning your required minimum distribution.

Required After Death Distributions
Upon death, any remaining amounts in the Qualified Contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the owner was required to take RMDs, the type of Beneficiary, and the beneficiary’s relationship to the deceased owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as beneficiary (“designated beneficiaries”) who are also:
•
the surviving spouse of the owner;
•
a minor child of the owner;
•
a qualifying disabled or chronically ill beneficiary; or
•
an individual who is not more than ten years younger than the owner.
If the Beneficiary is an EDB, , the entire amount in the Contract generally must be paid to the EDB:
•
if the owner had not reached their required beginning date for RMDs
•
within 10 years after the owner’s death, or
•
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the owner’s spouse or minor child.
If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the owner had not reached their required beginning date for RMDs, within 10 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the Contract:
•
if the owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified Contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to loans under an employer-sponsored retirement plan (including loans from the annuity contract) that satisfy certain requirements, provided that the plan is not an unfunded deferred compensation plan. Another exception to this rule includes an assignment pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
For certain qualified arrangements, a default of a loan may be considered a taxable distribution and may be subject to a 10% additional tax if the distribution occurred prior to your attainment of age 59.5 unless an exception applies. Please see the terms of your loan for specifics regarding your loan and the tax impact of defaults.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding and Reporting
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Federal Income Tax Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. This requirement is mandatory and cannot be waived by the owner. You may avoid withholding if you do a direct rollover between Qualified Arrangements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Advisory Fees
Non-Qualified Contracts
The IRS has issued a private letter ruling (PLR) to the Company recognizing the ability, in specific circumstances, to not treat the payment of investment advisory fees to an investment advisor from Non-Qualified Contracts as a taxable withdrawal from the Contracts. Only the Company can rely on the PLR from the IRS.
Under the terms of the Company’s PLR, the Advisory Agreement with the Investment Advisor must provide that the Investment Advisor will help you select investment options for the Contract. Advisory Program Fees for such services must not exceed an annual rate of 1.50% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract owner is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Advisor for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding the tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any fees prior to your attainment of age 59½ could also result in a 10% additional tax.
The Company only administers the terms of the PLR for the GPS and GPA Advisory Programs, which are offered through VFA, our affiliate. Accordingly, the description above only applies to such programs. This means if you participate in a third-party Advisory Program and VFA is not your Investment Advisor, partial withdrawals, including Investment Advisor fees, taken from a Non-Qualified Contract will be considered distributions or withdrawals for tax purposes and will be treated as a taxable distribution.
Qualified Contracts
The IRS has issued multiple private letter rulings recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of Qualified contracts as non-taxable withdrawals from the contracts. The restrictions for Qualified Contracts are similar to those outlined for Non-Qualified.
Civil Unions and Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons. Contract Owners should consult a tax advisor with any questions.
Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate
Account or of the Company to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Financial Statements

Information about the financial statements of the Company and the Separate Account are included in the SAI. Instructions for obtaining the SAI can be found on the back cover of this prospectus. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Investment Options Available Under the Contract

If your Contract is through certain employer-sponsored qualified retirement plans, the availability of certain Portfolio Companies can vary based on your employer. Refer to your employer’s retirement program documents for a list of the employer-selected Portfolio Companies available in your Contract and any limitations on the number of Portfolio Companies you may choose. All Portfolio Companies may not be available for all plans or Contracts.
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charges. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[6]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	American Beacon Man Large Cap Growth Fund[3,5] – Investor Class Adviser: American Beacon Advisors, Inc. Sub-Adviser: Numeric Investors LLC	1.12%	None	1.12%	15.86%	11.19%	15.61%*
	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.73%	None	0.73%	14.19%	14.69%	15.33%
	Dividend Value Fund[2,5] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and ClearBridge Investments, LLC	0.67%	None	0.67%	18.21%	11.55%	10.40%
	Growth Fund[2,5] Adviser: VALIC Sub-Advisers: BlackRock	0.61%	None	0.61%	14.57%	11.57%	15.67%
	Large Cap Core Fund[2] Adviser: VALIC Sub-Adviser: JPMIM and T. Rowe Price	0.66%	None	0.66%	9.81%	10.02%	14.27%
	Nasdaq-100® Index Fund[2,5] Adviser: VALIC Sub-Adviser: BlackRock	0.42%	None	0.42%	20.42%	14.73%	19.06%
	Stock Index Fund[2,5] Adviser: VALIC Sub-Adviser: BlackRock	0.23%	None	0.23%	17.55%	14.08%	14.46%
	Systematic Core Fund[2,5] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.64%	None	0.64%	14.77%	12.45%	13.89%
	Systematic Growth Fund[2,5] Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP	0.64%	None	0.64%	17.66%	10.29%	14.83%
	Systematic Value Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.65%	None	0.65%	17.41%	13.25%	10.31%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	14.73%	11.77%	12.91%
	Vanguard Windsor II Fund[3] – Investor Shares Advisers: Aristotle Capital Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Sanders Capital, LLC	0.33%	0.25%	0.58%	18.56%	12.89%	12.61%
0-1

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[6]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Mid- Cap Equity	Ariel Appreciation Fund[3] – Investor Class Adviser: Ariel Investments, LLC	1.15%	None	1.15%	11.11%	7.57%	7.95%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	11.34%	7.88%	13.56%
	Mid Cap Value Fund[2] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. d/b/a Boston Partners and Wellington Management	0.83%	None	0.83%	7.23%	10.19%	9.29%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	6.95%	8.68%	10.34%
Domestic Small- Cap Equity	Ariel Fund[3] – Investor Class Adviser: Ariel	1.01%	None	1.01%	14.15%	9.36%	9.51%
	Small Cap Growth Fund[2,5] Adviser: VALIC Sub-Advisers: American Century Investment Management, Inc. and T. Rowe Price Associates, Inc.	0.88%	None	0.88%	9.20%	-2.35%	11.01%
	Small Cap Index Fund[2,5] Adviser: VALIC Sub-Adviser: BlackRock	0.38%	None	0.38%	12.23%	5.69%	9.27%
	Small Cap Core Fund[2] Adviser: VALIC Sub-Adviser: Invesco Advisers, Inc.	0.93%	None	0.93%	-3.03	6.57%	8.39%
	Small Cap Value Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.84%	None	0.84%	12.16%	9.55%	8.54%
Global Equity (International and Domestic)	Global Strategy Fund[2,5] Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc. and Brandywine Global Investment Management LLC	0.63%	None	0.63%	20.73%	7.18%	5.85%
	International Socially Responsible Fund[2,5] Adviser: VALIC Sub-Adviser: BlackRock	0.55%	None	0.55%	27.32%	7.80%	9.10%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	1.02%	None	1.02%	30.11%	4.19%	8.04%
	International Equities Index Fund[2,5] Adviser: VALIC Sub-Adviser: BlackRock	0.39%	None	0.39%	30.81%	8.47%	7.82%
	International Growth Fund[2,5] Adviser: VALIC Sub-Advisers: MSIM and Morgan Stanley Investment Management Co.	0.82%	None	0.82%	6.07%	1.86%	8.33%
	International Opportunities Fund[2,5] Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. and Wellington Management	1.01%	None	1.01%	27.46%	2.74%	6.76%
	International Value Fund[2,5] Adviser: VALIC Sub-Advisers: Goldman Sachs and Columbia Management Investment Advisers, LLC	0.81%	None	0.81%	39.97%	10.60%	8.10%
0-2

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[6]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Duff & Phelps Investment Management Co. and MFS	0.90%	None	0.90%	7.70%	1.77%	3.39%
	Invesco Balanced-Risk Commodity Strategy Fund[3,5] – Class R5 Adviser: Invesco Advisers, Inc.	1.05%	None	1.05%	18.94%	9.41%	6.23%
	Science & Technology Fund[2,5] Adviser: VALIC Sub-Advisers: BlackRock and Voya	0.91%	None	0.91%	22.57%	11.59%	18.92%
Hybrid (Equity and Fixed Income)	Aggressive Allocation Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	16.94%	8.73%	9.38%
	Asset Allocation Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.65%	None	0.65%	11.50%	8.17%	7.75%
	Conservative Allocation Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.59%	None	0.59%	11.79%	4.34%	5.85%
	Moderate Allocation Lifestyle Fund[2,5] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	14.40%	7.01%	8.10%
	T. Rowe Price Retirement 2015 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.74%	None	0.74%	11.83%	5.05%	6.89%
	T. Rowe Price Retirement 2020 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.76%	None	0.76%	12.23%	5.34%	7.42%
	T. Rowe Price Retirement 2025 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.78%	None	0.78%	12.71%	5.76%	8.03%
	T. Rowe Price Retirement 2030 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.80%	None	0.80%	14.10%	6.51%	8.77%
	T. Rowe Price Retirement 2035 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.83%	None	0.83%	15.84%	7.42%	9.50%
	T. Rowe Price Retirement 2040 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.84%	None	0.84%	17.16%	8.17%	10.12%
	T. Rowe Price Retirement 2045 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.85%	None	0.85%	18.23%	8.77%	10.55%
	T. Rowe Price Retirement 2050 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.87%	None	0.87%	18.53%	8.95%	10.63%
	T. Rowe Price Retirement 2055 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.88%	None	0.88%	18.70%	8.97%	10.63%
	T. Rowe Price Retirement 2060 Fund[3] – Advisor Class Adviser: T. Rowe Price	0.89%	None	0.89%	18.63%	8.96%	10.62%
	Vanguard LifeStrategy Conservative Growth Fund[3,4] – Investor Shares Adviser: The Vanguard Group, Inc.	0.10%	0.25%	0.35%	12.86%	4.24%	6.12%
	Vanguard LifeStrategy Growth Fund[3,4] – Investor Shares Adviser: Vanguard	0.10%	0.25%	0.35%	19.63%	8.76%	10.03%
	Vanguard LifeStrategy Moderate Growth Fund[3,4] – Investor Shares Adviser: Vanguard	0.10%	0.25%	0.35%	16.24%	6.49%	8.09%
	Vanguard Wellington Fund[3] – Investor Shares Adviser: Wellington Management	0.25%	0.25%	0.50%	16.48%	9.28%	10.02%
0-3

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[6]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	7.64%	-0.16%	2.36%
	Goldman Sachs VIT Government Money Market Fund[5] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	4.20%	3.18%	2.11%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	6.66%	-0.49%	1.41%
	High Yield Bond Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	9.37%	4.20%	5.92%
	Inflation Protected Fund[2,5] Adviser: VALIC Sub-Adviser: Wellington Management	0.54%	None	0.54%	6.00%	1.06%	2.86%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.80%	None	0.80%	9.15%	-2.01%	1.64%
	Vanguard Long-Term Investment-Grade Fund[3] – Investor Shares Advisers: Wellington Management and Vanguard	0.21%	None	0.21%	7.18%	-3.74%	2.68%
	Vanguard Long-Term Treasury Fund[3] – Investor Shares Adviser: Vanguard	0.20%	None	0.20%	5.64%	-7.30%	-0.04%
* Average Annual Total Returns is since inception of the Portfolio Company.
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allspring – Allspring Global Investments, LLC
•
Ariel – Ariel Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
MSIM – Morgan Stanley Investment Management Inc.
•
PineBridge – PineBridge Investments LLC
•
T. Rowe Price – T. Rowe Price Associates, Inc.
•
VALIC – The Variable Annuity Life Insurance Company
•
Vanguard – The Vanguard Group, Inc.
•
Voya – Voya Investment Management Co. LLC
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 A Public Fund. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, the Variable Investment Options that are invested in Portfolio Companies available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans (“Public Funds”) will not be available within your Contract.
4 The Vanguard LifeStrategy Funds’ board of trustees allocates each Fund’s assets among the underlying funds based on the Fund’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The investment adviser to the underlying funds is Vanguard.
0-4

5 This Portfolio Company is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio Company prospectus for additional information.
6 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.25%.
Fixed Account Options
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Account Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Plus	1-Year	1%
Short-Term Fixed	1-Year	1%
0-5

Appendix B — State Contract Variability

Prospectus	Provision Availability or Variation	Issue State
Free Look	Free Look period is 20 days or 30 days if this is a replacement. The Free Look amount is the return of all purchase payments allocated to the contract.	Alaska
Free Look	If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.	Arizona
Free Look
If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If you invest in the
Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you invest in
Variable Investment Options, the Free Look amount is calculated as the greater of (1) Purchase
Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service Center.
California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your Contract plus fees and charges on the day we receive your request in good order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your Contract plus fees and charges on the day we received your request in good order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look
The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service
Center.
Arkansas
Free Look
The Free Look period is 20 days. The Free Look amount is the purchase payments made to the fixed interest options and the accumulation value of the variable options on the day the contract is returned.
The Free Look period is 60 days for a replacement.
New York
Death Benefit	Standard Death Benefit is paid on or after age 70	New York
Death Benefit
For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.
Florida
Surrender Charge
For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to
Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
Oregon
Surrender Charge
For ten years from the date the Certificate was issued the charge will be 5% of either (1) the amount withdrawn, or (2) the amount of any Purchase Payments received during the most recent 60 months prior to the surrender or withdrawal, whichever is less. During the eleventh and twelfth Certificate Years, the charge will be the lesser of the charge as described above or 1% of the amount withdrawn.
Texas
Premium Tax	We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Nevada
Premium Tax
For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for Non-Qualified
Contracts based on total Purchase Payments when you begin the Payout Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-
Qualified Contracts based on total Purchase Payments when you begin the Payout Period.
South Dakota
Premium Tax	We deduct premium tax charges of 1.00% for Qualified Contracts and 1.00% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	West Virginia
Premium Tax	We deduct premium tax charges of 1.00% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Wyoming
B-1

Appendix C — Index Information

The Contract is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Contract. The Corporations make no representation or warranty, express or implied to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly, or the ability of the Nasdaq 100 to track general stock market performance. The Corporations' only relationship to the Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq 100 which is determined, composed, and calculated by Nasdaq without regard to Licensee or the Contract. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Contract into consideration in determining, composing, or calculating the Nasdaq 100. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Contract to be issued or in the determination or calculation of the equation by which the Contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing, or trading of the Contract.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. To request a free copy of the SAI, to request other information about the Contract, or to make investor inquiries, you may contact us by:
•
Mailing: Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105
•
Calling: 1-800-448-2542
•
Visiting: www.corebridgefinancial.com/rs/prospectus-and-reports/annuities
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000257286
© 2026 Corebridge Financial, Inc.
All Rights Reserved.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
USL SEPARATE ACCOUNT RS
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACTS WITH FIXED FUNDING
PORTFOLIO DIRECTOR® NY

Series 1.00 to 12.00

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026
This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director dated May 1, 2026, and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained free of charge by calling or writing The United States Life Insurance Company in the City of New York (the “Company”), at Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.

2

General Information and History

Flexible payment deferred annuity contracts (“Contracts”) are offered in connection with the prospectus to which this SAI relates. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.
About USL
The United States Life Insurance Company in the City of New York (“USL”) is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. Its home office is 1133 Avenue of the Americas, 33rd Floor, New York, NY 10036. USL conducts life insurance and annuity business primarily in the State of New York. USL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). USL is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger.  Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction.  The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, USL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc.
About USL Separate Account RS
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through USL Separate Account RS. You do not invest directly in the Portfolio Companies made available in the Contract. USL Separate Account RS invests in the Portfolio Companies on behalf of your account. USL acts as custodian for the Portfolio Company shares owned through the Separate Account which is made up of what we call “Divisions.” Each Division invests in a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of the Separate Account.
USL established Separate Account RS on June 14, 2024 under New York Insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in the Separate Account are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
The Separate Account is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of the Separate Account are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, USL Separate Account RS may not be used to pay any liabilities of the insurance company other those arising from the Contracts. Income, gains, and losses credited to, or charged against, the Separate Account reflects its own investment experience and not the investment experience of USL’s other assets. As stated in the Contract, New York Insurance Law requires that the assets of the Separate Account attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, Annuitants, and Beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of USL. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits or Payout Payments, in excess of your amounts in the Separate Account are subject to the Company's financial strength, claims-paying ability, and long-term ability to make payments.
3

Non-Principal Risks of Investing in the Contract

Not applicable.

Services

USL acts as custodian of the Separate Account. USL has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.
PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for USL Separate Account RS and The United States Life Insurance Company in the City of New York. (“USL”).
4

Purchase of Securities Being Offered

Exchanges from variable contracts previously issued by the Company or affiliates may be exchanged into the USL Portfolio Director contract. For certain exchanges from VALIC Portfolio Director, charges or transfer restrictions may be waived on the exchange transaction.
Surrender Charges
If you are exchanging a contract issued by USL’s affiliate, VALIC, you may have not had a surrender charge or may have had a different surrender charge schedule for partial or total surrenders. Upon completion of the exchange into the USL Portfolio Director contract, the surrender charges and the surrender charge schedule for Portfolio Director will become effective to the extent applicable.
For Series 1, 5, and 7 contracts, Portfolio Director will assess a surrender charge upon total or partial surrenders. Purchase Payments exchanged into Portfolio which were made within 5 years before the date of the exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating a surrender charge and such payments will be deemed to have been made under Portfolio Director on the date the Purchase Payments were made under the previous contract for purposes of calculating the surrender charge under Portfolio Director. For group plans, the most recent Purchase Payments are assumed to be withdrawn before older ones.
For Series 11 and Series 14 contracts of Portfolio Director, there are no surrender charges for early withdrawals. However, a 5% charge for transfers from Fixed Account Plus to other funding entities will be assessed for Series 11 contracts unless a waiver applies.
Other Charges
For Series 1 and Series 14 Portfolio Director contracts, a quarterly Variable Investment Option Maintenance Charge (“Maintenance Charge”) of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant’s Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. If you are exchanging a contract issued by VALIC, that contract may not have included a Maintenance Charge or such a charge may have been a different amount and, upon completion of the exchange into the USL Portfolio Director contract, such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director for which a Maintenance Fee applies. For Series 5, 7, and 11 contracts, a Maintenance Charge will not be assessed.
The Maintenance Charge may also be reduced or waived by USL for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of up to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of Separate Account RS is attributable to Portfolio Director.
Investment Options
Under your previous contract, you may have had a different set of Variable Investment and/or Fixed Account Options available. Under Portfolio Director, various divisions of USL Separate Account RS are available, and each division invests in a different mutual fund. Two fixed account options are also available. Variable Investment Options available in Portfolio Director are held in Separate Account RS and fixed options are held in the USL General Account.
Guaranteed Annuity Rates
Mortality rates have improved since annuity rates were developed for previously issued VALIC contracts. Therefore, the annuity rates guaranteed in USL Portfolio Director may be less favorable to Contract Owners and Annuitants than those guaranteed in other contracts. However, the current annuity rates being charged for fixed annuities under the “betterment of rates” provisions in the contract are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract.
Group Unallocated Contracts
We do not allow exchanges from group unallocated contracts or fixed annuity contracts.
5

For more detailed information about the surrender and other charges, investment options, and annuity rates, please refer to the applicable Portfolio Director prospectus and your contract.
6

Annuity Payments

Assumed Investment Rate
The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3½% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3½% rate described here as follows: 3%, 4½%, or 5% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of USL Separate Account RS.
Amount of Payout Payments
The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.
The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3½%, 4% and 5% per annum (3½% in the group Contract).
The portion of the first monthly variable Payout Payment derived from a Division of USL Separate Account RS is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.
In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3½% or other Assumed Investment Rate referred to above.
Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3½% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1½ percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2½ percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.
Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.
Payout Unit Value
The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “Purchase Period” in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under “Payout Period.”
7

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.
Illustration of Calculation of Payout Unit Value
Example 7.
1.	Payout Unit value, beginning of period	$.980000
2.	Net investment factor for Period (see Example 3)	1.023558
3.	Daily adjustment for 3 ½% Assumed Investment Rate	.999906
4.	(2)x(3)	1.023462
5.	Payout Unit value, end of period (1)x(4)	$1.002993
Illustration of Payout Payments
Example 8. Annuitant age 65, Life Annuity with 120 Payments Certain
1.	Number of Purchase Units at Payout Date	10,000.00
2.	Purchase Unit value (see Example 3)	$1.800000
3.	Account Value of Contract (1)×(2)	$18,000.00
4.	First monthly Payout Payment per $1,000 of Account Value	$5.63
5.	First monthly Payout Payment (3)×(4)÷1,000	$101.34
6.	Payout Unit value (see Example 8)	$.980000
7.	Number of Payout Units (5)÷(6)	$103.408
8.	Assume Payout Unit value for second month equal to	$.997000
9.	Second monthly Payout Payment (7)×(8)	$103.10
10.	Assume Payout Unit value for third month equal to	$.953000
11.	Third monthly Payout Payment (7)×(10)	$98.55

Underwriters

Corebridge Capital Services, Inc. (the “Distributor”), is the distributor for USL Separate Account RS. The Distributor, an affiliate of the Company due to common ownership, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. The Distributor is a Delaware corporation and a member of FINRA.
The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority (“FINRA”).
Financial professionals who sell the Contracts will be compensated for such sales by commissions of each first-year Purchase Payment. The financial professional will receive commissions for level Purchase Payments in subsequent years and on increases in the amount of Purchase Payments in the year of increase. During the first two years of employment, financial professionals may also receive developmental commissions for each first-year Purchase Payment and for increases in the amount of Purchase Payments.
Pursuant to its underwriting agreement with the Distributor and USL Separate Account RS, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Distributor does not retain or receive commissions for Portfolio Director.

Financial Statements

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for The United States Life Insurance Company in the City of New York Separate Account RS and The United States Life Insurance Company in the City of New York (“USL”).
8

You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019, call us at 1-800-448-2542, or visit www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The audited Statutory Financial Statements and Supplemental Information of The United States Life Insurance Company in the City of New York, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025, and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
•
The audited statement of assets and liabilities of The United States Life Insurance Company in the City of New York Separate Account RS of The United States Life Insurance Company in the City of New York as of December 31, 2025, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
The financial statements of USL should be considered only as bearing on the ability of USL to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

© 2026 Corebridge Financial, Inc.
All Rights Reserved.
9

Part C — Other InformatiON
Item 27.

Exhibit Number	Description	Location
(a)	Board of Directors Resolution Establishing USL Separate Account RS on June 14, 2024	Incorporated by reference to Initial Registration Statement of Form N-4, File Nos. 333-283464 and 811-24014, filed on November 26, 2024, Accession No. 0001193125-24-266035.
(b)	Custodian Agreements	Not Applicable.
(c)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 24 and Amendment No. 24, File Nos. 333-178841 and 811-08810, filed on April 25, 2019, Accession No. 0001193125-19-119350.
(d)(1)	Specimen Certificate of Participation under Group Annuity Contract (Form UITG-525P-WSC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(2)	Specimen Group Annuity Contract (Form UITG-525-WSC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(3)	Specimen Certificate of Participation under Group Annuity Contract (Form UITG-525P)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(4)	Specimen Group Annuity Contract (Form UITG-525)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(5)	Specimen Certificate of Participation under Group Annuity Contract (Form UITG-525P-5PCMC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(6)	Specimen Group Annuity Contract (Form UITG-525-5PCMC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(7)	Specimen Certificate of Participation under Group Annuity Contract (Form UITG-525PSWMC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(d)(8)	Specimen Group Annuity Contract. (Form UITG-525SWMC)	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
d(9)(i)	Specimen Group Annuity Contract (Form UITG-525-TRMC)	Filed herewith.
d(9)(ii)	Specimen Certificate of Participation under Group Annuity Contract ( Form UITG-525P-TRMC)	Filed herewith.
d(10)	Specimen Group Annuity Data Page ( Form UITG-525-5PCMC-DP)	Filed herewith.
d(11)(i)	Specimen Individual IRA Contract (Form UIT-525 Contract)	Filed herewith.
d(11)(ii)	Specimen Individual IRA Data Page ( Form UIT-525-DP)	Filed herewith.
d(12)	Specimen Traditional Individual Retirement Account Annuity Endorsement Contract ( Form USLE-6171 (4-24))	Filed herewith.

Exhibit Number	Description	Location
d(13)	Specimen (403)b Plan Endorsement Annuity Contract ( Form PE-525-403-G)	Filed herewith.
d(14)	Specimen Qualified Plan Endorsement Annuity Contract ( Form PE-525-Q)	Filed herewith.
d(15)	Specimen 415 Plan Endorsement Annuity Contract (Form PE-525-415)	Filed herewith.
d(16)	Specimen Unfunded Plan Endorsement Annuity Contract (Form PE-525-UF)	Filed herewith.
d(17)	Specimen Section 72 Plan Endorsement Annuity Contract (Form PE-525-72)	Filed herewith.
d(18)	Specimen ERISA Loan Endorsement Annuity Contract (Form LE-ERISA-525-NY)	Filed herewith.
d(19)	Specimen Non-ERISA Loan Endorsement Annuity Contract (Form LE-NONERISA-525-NY)	Filed herewith.
(e)	Specimen Group Master Application	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(f)(1)	Copy of the Bylaws of the United States Life Insurance Company in the City of New York, amended and restated December 14, 2010	Incorporated by reference to Post-Effective AmendmentNo. 1 and Amendment No. 2, File Nos. 333-171493 and811-04865-01, filed on May 2, 2011, AccessionNo. 0001193125-11-120900.
(g)	Reinsurance Contracts	Not Applicable.
(h)(1)(i)	Participation Agreement between USL and American Beacon Funds, American Beacon Advisors, Inc., dated as of December 17, 2024	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(1)(ii)	Administrative Services Agreement between USL and American Beacon Funds, American Beacon Advisors, Inc., dated as of December 17, 2024	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(2)(i)	Participation Agreement between USL and Ariel Investment Trust, Ariel Distributors, LLC, and Ariel Distributors, Inc., dated as of October 2, 2024	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(2)(ii)	Administrative Services Agreement between USL and Ariel Investment Trust, Ariel Distributors, LLC, and Ariel Distributors, Inc., dated as of October 2, 2024	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(3)(i)	Participation Agreement between USL and Goldman Sachs Variable Insurance Trust, Goldman Sachs & CO. LLC., dated as of March 6, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(3)(ii)	Administration Services Agreement between USL and Goldman Sachs Asset Management, L.P., dated as of March 6. 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(4)(i)	Participation Agreement between USL and Invesco Distributors Inc. and AIM Investment Funds (Invesco Investment Funds), dated as of April 2, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(4)(ii)	Administrative Services Agreement between USL and Invesco Distributors, Inc., dated as of April 2, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.

Exhibit Number	Description	Location
(h)(4)(iii)	Sub-Accounting Agreement between USL and Invesco Investment Services, Inc., dated as of April 2, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(5)(i)	Participation Agreement between USL and T. Rowe Price Investment Services Inc., T. Rowe Price Services Inc., and T. Rowe Price Associates, Inc., dated as of January 16, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(5)(ii)	Administration Servies Agreement between USL and T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc., dated as of January 16, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(h)(6)(i)	Participation Agreement between USL and The Vanguard Group, Inc., dated as of March 13, 2025	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.h
h(7)	Participation Agreement between VALIC Company I and USL dated as of July 1, 2025	Filed herewith
(i)	Administrative Contracts	Not Applicable.
(j)	Other Material Contracts	Not Applicable.
(k)	Legal Opinion	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(l)	Consent of Independent Registered Public Accounting Firm- PricewaterhouseCoopers LLP.	Filed herewith
(m)	Omitted Financial Statements	None.
(n)	Initial Capital Agreements	Not Applicable.
(o)	Form of Initial Summary Prospectus	Incorporated by reference to Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 1, File Nos. 333-283464 and 811-24014, filed on August 27, 2025, Accession No. 0001193125-25-189827.
(p)	Power of Attorney — The United States Life Insurance Company in the City of New York	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, File No. 333-284520, filed on October 24, 2025, Accession No. 0001193125-26-016617.
Item 28.  Directors and Officers of the Insurance Company
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 1133 Avenue of the Americas, 33rd Floor, New York, NY 10036, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Christopher B. Smith* (6)	Director, Chairman of the Board, and President
Christopher P. Filiaggi (6)	Director, Senior Vice President and Chief Financial Officer
Lisa M. Longino (6)	Director, Executive Vice President, and Chief Investment Officer
Jonathan J. Novak* (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)*	Director, President, Individual Retirement
Eric G. Tarnow	Director, Senior Vice President, Head of Life Insurance
William J. Carr	Director
Glen D. Keller	Director
Sandra M. McDermott	Director
John P. Bryne lll (3)	President, Financial Distributor
Terri N. Fiedler* (3)	President, Group Retirement
Steven D. (“Doug”) Caldwell, Jr.	Executive Vice President and Chief Risk Officer

Names, Positions and Offices Held with Depositor
David Ditillo* (4)	Executive Vice President and Chief Information Officer
Elizabeth B. Cropper*(6)	Executive Vice President and Chief Human Resources Officer
Emily W. Gingrich	Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Christopher V. Muchmore (2)	Senior Vice President, Chief Financial Officer, Individual Retirement
Sai P. Raman (5)	Senior Vice President, Institutional Markets
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (6)	Senior Vice President, Corporate Secretary
Johnathan A. Gold (6)	Senior Vice President and Deputy Investment Officer
Christina M. Haley (2)	Senior Vice President, Individual Retirement Products
Brigitte K. Lenz	Vice President and Controller
Jennifer Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (6)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos (3)	Vice President and Tax Officer
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley (3)	Vice President, Product Filing
Barbara L. Rayll (3)	Vice President, Business Case Development
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (1)	Assistant Secretary
William Langston (6)	Assistant Secretary
Angela G. Bates	Anti-Money Laundering and Economic Sanctions Compliance Officer
Joey D. Zhou (3)	Illustration Actuary
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (6)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (2)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo (4)	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Woodson Tower, Houston, TX 77019
(4)
3211 Shannon Road, Durham, NC 27707
(5)
401 Meritt 7, Norwalk, CT 06897
(6)
30 Hudson Street, Jersey City, NJ 07302
Item 29. Persons Controlled by or Under Common Control with Insurance Company or the Registered Separate Account
The Registered Separate Account is a separate account of The United States Life Insurance Company in the City of New York (“Insurance Company”). The Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge Form 10-k, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered

Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director, officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The United States Life Insurance Company in the City of New York
To the full extent authorized by law, The United States Life Insurance Company in the City of New York shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of The United States Life Insurance Company in the City of New York. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Variable Annuity Account Ten
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account USL VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A

VALIC Company 1
(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina M. Nasta	Director, Chairman of the Board, President and Executive Chief Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz (1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Alison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary
* Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Principal business address 2919 Allen Parkway, Houston, TX 77019
Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registered Separate Account.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York located at 28 Liberty Street, Floor 47, New York, NY 10005-1400.
Item 33.  Management Services
Not Applicable.
Item 34. Fee Representation and Other Representations
Fee Representation
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, USL Separate Account RS has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 22nd of April 2026.
USL SEPARATE ACCOUNT RS
(Registered Separate Account)
BY: THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
(On behalf of the Registered Separate Account and itself)
BY:
/s/ CHRISTOPHER P. FILIAGGI

CHRISTOPHER P. FILIAGGI
DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 22, 2026

/s/ CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Accounting Officer)(Principal Financial Officer)	April 22, 2026

*LISA M. LONGINO LISA M. LONGINO	Director, Executive Vice President, and Chief Investment Officer	April 22, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director, President, Institutional Markets	April 22, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director, President, Individual Retirement	April 22, 2026

*WILLIAM J. CARR WILLIAM J. CARR	Director	April 22, 2026

*GLEN D. KELLER GLEN D. KELLER	Director	April 22, 2026

*SANDRA M. MCDERMOTT SANDRA M. MCDERMOTT	Director	April 22, 2026

*BY:/s/ JOHNPAUL S. VAN MAELE JOHNPAUL S. VAN MAELE Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.	April 22, 2026